                                                                    EXHIBIT 10.5

                              ADOBE CONFIDENTIAL



                    CONFIGURABLE POSTSCRIPT(R) INTERPRETER

                             OEM LICENSE AGREEMENT

                        DATED AS OF SEPTEMBER 18, 1992

                                    BETWEEN

                       SUPERMAC TECHNOLOGY INCORPORATED

                                      AND

                          ADOBE SYSTEMS INCORPORATED

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   DEFINITIONS.............................................................  1

     1.1   Adobe Information.................................................  1
     1.2   Adobe Software....................................................  1
     1.3   Adobe Trademarks..................................................  2
     1.4   Coded Font Programs...............................................  2
     1.5   Computer System...................................................  2
     1.6   CPST Application..................................................  2
     1.7   CPST Application Appendix.........................................  3
     1.8   Demonstration Program(s)..........................................  3
     1.9   Designated Output Device(s).......................................  3
     1.10  Documentation.....................................................  3
     1.11  End User..........................................................  3
     1.12  Internal Improvements.............................................  3
     1.13  Licensed System...................................................  3
     1.14  Other Adobe-Supplied Software.....................................  3
     1.15  PostScript Language Addendum......................................  3
     1.16  PPD File..........................................................  4
     1.17  Subsidiary........................................................  4
     1.18  Trademark.........................................................  4
     1.19  Typeface..........................................................  4

2.   LICENSE GRANTS..........................................................  4

     2.1   License to Sublicense Certain Software and Documentation..........  4
     2.2   [*]...............................................................  7
     2.3   Conveyance of License Only........................................  7
     2.4   Similar Products..................................................  7
     2.5   Reverse Engineering...............................................  8

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

3.   DEVELOPMENT, DELIVERY AND ACCEPTANCE....................................  8

     3.1   Agreement on Future CPSI Applications.............................  8
     3.2   Adobe Software Development........................................  8
     3.3   Custom Product Development........................................  8
     3.4   OEM-Loaned Equipment and Related Materials........................  8
     3.5   PPD File..........................................................  9
     3.6   Adobe Deliverables................................................  9
     3.7   OEM Modification; Adobe Assistance................................  9
     3.8   Testing...........................................................  9
     3.9   PostScript Language Addendum...................................... 11

4.   PROPRIETARY RIGHTS...................................................... 11

     4.1   Adobe Ownership................................................... 11
     4.2   Adobe Trade Secrets............................................... 11
     4.3   Unauthorized Distribution or Copying.............................. 11
     4.4   No Modifications.................................................. 11

5.   TERM OF AGREEMENT....................................................... 12

6.   EXPORT.................................................................. 12

7.   PAYMENTS................................................................ 12

     7.1   CPSI Application Payments......................................... 12
     7.2   Coded Font Program Royalties...................................... 12
     7.3   Other Payments.................................................... 12
     7.4   Taxes............................................................. 13
     7.5   Payment of Royalties.............................................. 13
     7.6   When Royalties Are Earned......................................... 13
     7.7   Right of Audit.................................................... 13
     7.8   ITC Typefaces..................................................... 14

8.   OEM SUPPORT............................................................. 14

9.   COPYRIGHT AND OTHER NOTICES............................................. 14

     9.1   Copyright Notices................................................. 14
     9.2   Restricted Rights................................................. 15
     9.3   Foreign Government Agreements..................................... 15

                                     -ii-

LICENSE TO USE ADOBE TRADEMARKS: NONGENERIC ADVERTISING...................... 15

     10.1  Trademark License................................................. 15
     10.2  Ownership of Trademarks........................................... 16
     10.3  Quality Standards................................................. 16
     10.4  Infringement Proceedings.......................................... 17
     10.5  OEM's Use of Trademarks........................................... 17
     10.6  Trademark Registrations........................................... 17

11.  WARRANTIES.............................................................. 17

     11.1  Infringement...................................................... 17
     11.2  Adobe Software Warranty........................................... 18
     11.3  Limitations on Warranties......................................... 18

12.  INTERNAL IMPROVEMENTS; CONTINUING SUPPORT............................... 19

     12.1  Internal Improvements............................................. 19
     12.2  Continuing Support................................................ 19

13.  CANCELLATION............................................................ 19

     13.1  Cancellation by Adobe for Cause................................... 19
     13.2  Cancellation by OEM for Cause..................................... 19
     13.3  Bankruptcy........................................................ 19
     13.4  Obligations on Cancellation, Termination or Expiration............ 19

14.  LIMITATION OF LIABILITY................................................. 20

15.  GENERAL................................................................. 21

     15.1  Governing Law..................................................... 21
     15.2  Notices........................................................... 21
     15.3  Injunctive Relief................................................. 21
     15.4  No Agency......................................................... 21
     15.5  Force Majeure..................................................... 21
     15.6  Waiver............................................................ 22
     15.7  Severability...................................................... 22
     15.8  Headings.......................................................... 22
     15.9  Confidentiality of Agreement...................................... 22
     15.10 No Patent License................................................. 22
     15.11 Assignment........................................................ 22
     15.12 Attorneys' Fees................................................... 22
     15.13 Full Power........................................................ 23
     15.14 Forum............................................................. 23
     15.15 Entire Agreement.................................................. 23

     SIGNATORIES............................................................. 23

                                   EXHIBITS
                                   --------

                                                           Paragraph
Title                                       Exhibit        Reference
- -----                                       -------        ---------
Description of Adobe Software                  A           1.2, Exhibit F

Adobe Trademarks                               B           1.3

Coded Font Programs                            C           Recitals, 1.4, 1.4.1,
                                                           1.4.2, 1.19, 2.1.1,
                                                           10.1, 10.2, Exhibit F

Reproduction Locations                         D           2.1.1, 2.1.2, 2.1.5,
                                                           2.1.8

Minimum Terms of End User Agreement            E           2.1.9

Sample Form of CPSI Application Appendix       F           3.1

                          ADOBE SYSTEMS INCORPORATED

                      CONFIGURABLE POSTSCRIPT INTERPRETER
                             OEM LICENSE AGREEMENT


     THIS AGREEMENT is between ADOBE SYSTEMS INCORPORATED, a California corporation having a place of business at 1585 Charleston Road, P.O. Box 7900, Mountain View, California 94039-7900 ("Adobe), and SuperMac Technology, Inc., a Delaware corporation having a place of business at 485 Potrero Ave, Sunnyvale, CA 94086 ("OEM"). This Agreement is effective as of September 18, 1992.

                                   RECITALS:

     A. Adobe owns certain computer programs, known collectively as the Configurable PostScript Interpreter software, which converts the PostScript language text into a raster image to control raster devices such as CRT displays, dot-matrix printers, laser printers, and photo typesetters. (Adobe and PostScript are trademarks of Adobe registered in the United States.)

     B. Adobe also has rights to the Roman Initial lnstallation Coded Font Programs identified in Exhibit C ("Coded Font Programs") hereto and the Roman
                       ---------
Additional Coded Font Programs, if any, and Other Coded Font Programs, if any, identified in the applicable CPSI Application Appendix.

     C. OEM wishes to license the object code of the Configurable PostScript Interpreter software and the Coded Font Programs for incorporation in mutually agreeable OEM application programs for use in mutually agreeable computer system environments.

     OEM and Adobe therefore agree as follows:


                                  AGREEMENT:
                                  ---------

1.   DEFINITIONS.
     -----------

     1.1   Adobe Information.  "Adobe Information" shall mean the Adobe
           -----------------
Software, Other Adobe-Supplied Software, Coded Font Programs, Demonstration Program(s), Typefaces, Trademarks, Documentation and the Adobe Trademarks.

     1.2   Adobe Software.  "Adobe Software" shall mean (i) the computer
           --------------
programs known collectively as the Configurable PostScript Interpreter software as

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

provided by Adobe to OEM hereunder and without any OEM modifications or additions thereto, but not including the Demonstration Program(s), (ii) any other software programs identified in Exhibit A ("Description of Adobe
                                      ---------
Software") or designated as "Adobe Software" in any CPSI Application Appendix hereto, and (iii) any corrections, changes, alterations or enhancements to the Adobe Software, including Internal Improvements, supplied by Adobe to OEM pursuant to the terms hereof or any corrections or updates to the Adobe Software supplied to OEM by Adobe under the terms of a Continuing Support Agreement between the parties.

     1.3   Adobe Trademarks.  "Adobe Trademarks" shall mean (i) the trademarks,
           ----------------
stylistic marks and distinctive logotypes set forth in Exhibit B ("Adobe
                                                       ---------
Trademarks"), and (ii) other marks and logotypes as Adobe may from time to time designate during the term of this Agreement.

     1.4   Coded Font Programs.  "Coded Font Programs" shall mean the Roman
           -------------------
Initial Installation Coded Font Programs, Roman Additional Coded Font Programs, if any, and Other Coded Font Programs, if any, encoded in a special format (as specified in Exhibit C ("Coded Font Programs") or in the applicable CPSI -
             ---------
Application Appendix hereto)) and in encrypted form for delivery to OEM. The term Coded Font Programs does not include any Roman Initial Installation Coded Font Programs, Roman Additional Coded Font Programs or Other Coded Font Programs which Adobe is not entitled to license to Adobe's OEM customers; provided, however, that such limitation does not apply to the Coded Font Programs identified in Exhibit C ("Coded Font Programs") or in any CPSI Application
              ---------
Appendix.

           1.4.1   Roman Initial Installation Coded Font Programs.  "Roman
                   ----------------------------------------------
Initial Installation Coded Font Programs" shall mean the digitally encoded machine readable outline programs for the Typefaces identified in Exhibit C
                                                                  ---------
("Coded Font Programs") or in a CPSI Application Appendix hereto, and distributed for use as a part of a licensed System.

           1.4.2   Roman Additional Coded Font Programs.  "Roman Additional
                   ------------------------------------
Coded Font Programs" shall mean the digitally encoded machine readable outline programs for the Roman Typefaces identified in Exhibit C ("Coded Font Programs")
                                               ---------
or in a CPSI Application Appendix hereto, and distributed for use as a part of a licensed System.

           1.4.3   Other Coded Font Programs.  "Other Coded Font Programs" shall
                   -------------------------
mean the Coded Font Programs (which may include, but are not limited to, Coded Font Programs for Japanese Typefaces), which are identified in a CPSI Application Appendix hereto, and which are distributed for use as a part of a Licensed System.

     1.5   Computer System.  "Computer System" shall mean one  (1) computer with
           ---------------
operating system software, associated raster display and a Designated

Output Device, all of which must be set forth in the applicable CPSI Application Appendix.

     1.6   CPST Application.  "CPSI Application" shall mean any mutually
           ----------------
agreeable application program running in a Computer System environment, as identified in a CPSI Application Appendix hereto, which incorporates all Or Part Of the Adobe Software.

           1.6.1   CPSI Application Appendix.  "CPSI Application Object" shall
                   -------------------------
mean the object code version of a CPSI Application.

     1.7   CPST Application Appendix.  "CPSI Application Appendix" shall mean
           -------------------------
any CPSI Application Appendix to this Agreement pursuant to which an OEM will be using the Adobe Software to create a CPSI Application for use as part of a new Licensed System described therein.

     1.8   Demonstration Program(s).  "Demonstration Program(s)" shall mean
           ------------------------
program(s), both in source and/or object code form, which are intended to provide OEM with an example of how to integrate the Adobe Software into an application program.

     1.9   Designated Output Device(s).  "Designated Output Device(s)" shall
           ---------------------------
mean any output device designated as such in a CPSI Application Appendix and which has been approved by Adobe for use in conjunction with the CPSI Application Object to generate output.

     1.10  Documentation.  "Documentation" shall mean (i) the PostScript
           -------------                                      ----------
Language Reference Manual, Second Edition, as printed in English by Addison-
- -----------------------------------------
Wesley, current as of April, 1991, or such other version of the PostScript Language Reference Manual as specified in a CPSI Application Appendix, (ii) the PostScript Language Addendum Template, (iii) any Adobe supplement thereto specific to the Adobe Software licensed hereunder (the "CPSI Supplement"), (iv) any other Documentation for Adobe Software identified in a CPSI Application Appendix hereto and (v) any updates, enhancements, substitutions, replacements or modifications thereof delivered to OEM by Adobe during the term of this Agreement.

     1.11  End User. "End User" shall mean a single individual using the CPSI
           --------
Application Object on a single Computer System for its ordinary and customary business or for personal purposes, and not for redistribution.

     1.12  Internal Improvements.  "Internal Improvements" shall mean
           ---------------------
modifications and enhancements to the Adobe Software which are designed by Adobe to correct or improve the performance of the Adobe Software and which are generally provided free of charge to Adobe's OEM customers, but shall not include

Adobe Software with enhanced functionality marketed by Adobe as a separate product.

     1.13  Licensed System.  "Licensed System" shall mean the Computer System,
           ---------------
CPSI Application Object and Coded Font Programs.

     1.14  Other Adobe-Supplied Software. "Other Adobe-Supplied Software" shall
           -----------------------------
mean any software, other than Adobe Software or Demonstration Program(s), identified in a CPSI Application Appendix hereto and any updates or modifications thereof delivered to OEM by Adobe during the term of Agreement.

     1.15  PostScript Language Addendum.  "PostScript Language Addendum" shall
           ----------------------------
mean a supplement to the Documentation for each Licensed System to be written by OEM using the PostScript Language Addendum Template as a guide and with technical content approved by Adobe, that describes the features specific to a Licensed System and the means of accessing those features via the Adobe Software.

     1.16  PPD File.  "PPD File" shall mean a human readable, machine
           --------
parseable, PostScript printer description file containing device-specific information as to how to invoke the features of a particular Licensed System, as described in the "PostScript Printer Description File Specification" (which specification is available from Adobe and subject to change by Adobe, in its sole discretion, from time to time).

     1.17  Subsidiary. "Subsidiary" shall mean any corporation, partnership or
           ----------
other entity as to which OEM (a) owns or controls, directly or indirectly, at least fifty percent (50%) by nominal value or number of units of the outstanding stock or of the outstanding stock conferring the right to vote at a general meeting, or (b) has the right to elect a majority of the Board of Directors or its equivalent, or (c) has the right, directly or indirectly, to appoint or remove the management.

     1.18  Trademark.  "Trademark" shall mean the trademarks, if any, used by
           ---------
Adobe to identify the Coded Font Programs and Typefaces.

     1.19  Typeface. "Typeface" shall mean a human readable set of glyphs,
           --------
including letters of the alphabet, upper and/or lower case, the numerals 0-9 and additional special characters and punctuation marks as may be offered by Adobe in conjunction with such letters and numerals of one typeface design and identified in Exhibit C ("Coded Font Programs") hereto or in any CPSI Application Appendix. Each weight or version of a single typeface design (such as Roman or Italic or in an expanded or condensed form) marketed by Adobe as a separate typeface will be considered a separate Typeface.

2.   LICENSE GRANTS.
     --------------

     2.1   License to Sublicense Certain Software and Documentation.
           --------------------------------------------------------

           2.1.1   Adobe Software.  Adobe hereby grants to OEM a worldwide, non-
                   --------------
exclusive, non-transferable license, during the term of this Agreement (subject to OEM's compliance with Paragraph 2.1.7 ("Limited Functional Scope of License")
                         ---------------
through Paragraph 2.1.10 ("Protection Mechanisms"), Paragraph 4.3 ("Unauthorized
        ----------------                            -------------
Distribution or Copying") and the other terms hereof), to use, and to reproduce only at the locations listed in Exhibit D ("Reproduction Locations") hereto, as
                                ---------
amended from time to time, and to Sublicense and distribute, directly and indirectly, through OEM's usual distribution channels, copies of the object code version of the Adobe Software only as part of a CPS Application Object for use by End Users solely on or in conjunction with a Computer System comprising a Licensed System, as described in a CPSI Application Appendix. Each copy of the CPSI Application Object shall be licensed for use only on a single Computer System. OEM agrees that any such distribution of the CPSI Application Object shall include at a minimum the Roman Initial Installation Coded Font Programs, as described in Exhibit C ("Coded Font Programs") hereto, or otherwise as
                ---------
specified in the applicable CPSI Application Appendix.

           2.1.2   Coded Font Programs.  Adobe hereby grants to OEM a worldwide,
                   -------------------
non-exclusive, non-transferable license, during the term of this Agreement (subject to OEM's compliance with Paragraph 2.1.7 ("Limited Functional Scope of
                                  ---------------
License") through Paragraph 2.1.10 ("Protection Mechanisms"), Paragraph 4.3
                  ----------------                            -------------
("Unauthorized Distribution or Copying") and the other terms hereof), (a) to use, and to reproduce only at the locations listed in Exhibit D ("Reproduction
                                                      ---------
Locations") hereto, as amended from time to time, the Coded Font Programs provided by Adobe and to sublicense and distribute, directly and indirectly, through OEM's usual distribution channels, such Coded Font Programs to End
Users bundled with the OEM Application Object solely for use as part of a Licensed System on the terms set forth herein; (b) to sublicense the Coded
Font Programs to End Users for the reproduction and display of Typefaces on the applicable Licensed Systems; (c) to sublicense such End Users to reproduce and display Typefaces on the applicable Licensed System on which the Typefaces are licensed; (d) to use the Coded Font Programs to reproduce and display the Typefaces on the applicable Licensed Systems for purposes of test, evaluation, demonstration or development of applications; (e) to reproduce and display Typefaces on the applicable Licensed Systems for purposes of test, evaluation, demonstration or development of applications; and (f) to use and to sublicense such End Users to use the Trademarks used by Adobe to identify the Coded Font Programs. OEM's license under this Paragraph 2.1.2 with respect to any
                                    ---------------
particular Coded Font Program will terminate, and OEM shall no longer be entitled to distribute the corresponding Coded Font Program, upon termination of the agreement between Adobe and the owner of any Trademark, if any, pertaining to such Coded Font Program.

           2.1.3   Demonstration Program(s).  Adobe hereby grants to OEM a
                   ------------------------
worldwide, non-exclusive, non-transferable license, during the term of this Agreement (subject to OEM's compliance with Paragraph 2.1.7 ("Limited Functional
                                            ---------------
Scope of License") through Paragraph 2.1.10 ("Protection Mechanisms"), Paragraph
                           ----------------                            ---------
4.3 ("Unauthorized Distribution or Copying") and the other terms hereof), to use
- ---
the Demonstration Program(s) internally as a demonstration of how the Adobe Software may be used and to modify and create derivative works with the Demonstration Program(s), provided that any portion of the Demonstration Program(s) which is included in any derivative work is distributed in object code form only for use solely in conjunction with a Licensed System. Modifications made by OEM to the Demonstration Program(s), but not the original code supplied by Adobe hereunder, shall be the property of OEM; provided, however, that any portion of the Demonstration Program(s) which is included in any derivative work shall remain subject to the provisions of this Agreement.

           2.1.4   PostScript Language Addendum Template.  Adobe hereby grants
                   -------------------------------------
to OEM a non-transferable, non-exclusive license, during the term of this Agreement and subject to the terms hereof, to use (but not reproduce) the single copy of the PostScript Language Addendum Template ("Template") supplied by Adobe to OEM hereunder solely as a guide for customizing and creating the PostScript Language Addendum for a specific Licensed System.

           2.1.5   Other Adobe-Supplied Software.  Adobe hereby grants to OEM a
                   -----------------------------
non-exclusive, non-transferable license, during the term of this Agreement and subject to the terms hereof, to use, and to reproduce only at the locations listed in Exhibit D ("Reproduction Locations") hereto, the Other Adobe-Supplied Software for the purpose specified in a CPSI Application Appendix hereto. If the purpose specified in a CPSI Application Appendix contemplates OEM distributing a portion or all of the Other Adobe-Supplied Software, then such grant of a license by Adobe to OEM under this Paragraph shall include a non-exclusive, non-transferable license to sublicense and distribute, directly and indirectly, through OEM's usual distribution channels, copies of the object code version of the Other Adobe-Supplied Software for use by End Users solely on or in conjunction with a Computer System comprising a Licensed System, as described in the applicable CPSI Application Appendix.

           2.1.6   Nondisclosure. OEM agrees to disclose the Adobe Software,
                   -------------
Other Adobe-Supplied Software, Coded Font Programs and Demonstration Program(s) and the Template only to authorized employees and independent contractors having a need to use them as permitted by this Agreement and to take all measures reasonably required to prevent disclosure to other parties. OEM agrees that it will disclose the Adobe Software, Other Adobe-Supplied Software, Coded Font Programs and Demonstration Program(s) and Template only to employees and independent contractors with a need to know who have agreed in writing (i) not to disclose the Adobe Software, Other Adobe-Supplied Software, Coded Font Programs and Demonstration Program(s) and Template, (ii) to use the

Adobe Software, Other Adobe-Supplied Software, Coded Font Programs and Demonstration Program(s) and Template for the sole benefit of OEM and only as permitted by this Agreement, and (iii) to take all reasonable precautions to Prevent disclosure to other parties. OEM shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Software. Other Adobe-Supplied Software, Coded Font Programs and Demonstration Program(s) and Template by such authorized employees and independent contractors.

           2.1.7   Limited Functional Scope of License.  The licenses granted
                   -----------------------------------
hereunder are limited to OEM's development and subsequent sublicensing Of CPSI Application Object and Coded Font Programs and Other Adobe-Supplied Software, if any, to be used to generate raster images on Computer Systems. These licenses do not extend to the development or sublicensing of End User Software that is used, directly or indirectly (a) to modify Coded Font Programs or Typefaces other than to convert them to the disk-based representation of a Coded Font Program, (b) to generate Coded Font Programs or Typefaces for use other than with a CPSI Application Object licensed hereunder, (c) to control the output from output devices other than those designated in the CPSI Application Appendix (the "Designated Output Devices") or (d) to generate output for more than one
(1) Designated Output Device at a time unless OEM has issued an additional license to the End User and paid Adobe an additional per copy royalty in the amount specified in the applicable CPSI Application Appendix.

           2.1.8   Subsidiaries of OEM.  This Agreement applies to OEM and to
                   -------------------
any Subsidiaries of OEM which agree with OEM in writing to be bound by the terms and conditions imposed on OEM hereunder. Notwithstanding the foregoing, OEM agrees to make all payments due Adobe under the terms of this Agreement. OEM agrees that reproduction of the CPSI Application Object and Coded Font Programs will only be done by OEM or its Subsidiaries at the locations described in Exhibit D ("Reproduction Locations"). The exercise of any right granted under
- ---------
this Agreement by any such Subsidiary is subject to OEM's guaranty of the performance by such Subsidiary of all of OEM's obligations hereunder.

           2.1.9   End User Licensing.  OEM shall take all steps necessary to
                   ------------------
ensure that each End User signs a copy of OEM's standard software license prior to receipt of a copy of the CPSI Application Object or otherwise accepts the CPSI Application Object subject to terms of a license agreement as described in this Paragraph 2.1.9. The terms of such license will be drafted so as to apply to the CM Application Object, Coded Font Programs and Other Adobe-Supplied Software, if any. In addition, such license will include terms and conditions substantially equivalent to those set forth in Exhibit E ("Minimum Terms of End
                                               ---------
User Agreement") to this Agreement. In the United States and in the other jurisdictions where an enforceable copyright covering the CPSI Application Object and Coded Font Programs exists, the software license specified above may be a written agreement signed by the End User prior to or simultaneously with the delivery of each copy of the CPSI Application Object, Other Adobe-Supplied Software or any
                                      -7-

Coded Font Programs distributed by OEM, or a written agreement in the package containing the CPSI Application Object, Other Adobe-Supplied Software and Coded Font Programs or the user documentation for the CPSI Application Object, Other Adobe-Supplied Software and Coded Font Programs that is fully visible to the End User and that the End User accepts by opening the package. In all other jurisdictions such software license must be a written agreement signed by the End User. OEM agrees it shall be deemed to have materially breached this Agreement if it (a) fails to use its best efforts to enforce the corresponding provisions of End User Agreements set forth in Exhibit E ("Minimum Terms of End
                                               ---------
User Agreement"), (b) distributes versions of CPSI Application Object or other software that facilitates End User violation of these limitations, or (c) otherwise licenses End Users so as to expand the rights granted herein or reduce the obligations required hereby.

           2.1.10  Protection Mechanisms.  OEM shall employ in conjunction with
                   ---------------------
the CPSI Application Object and Coded Font Programs licensed hereunder, copy protection, serialization, encryption or any other mechanism to restrict or monitor unauthorized use of application software, as required by Adobe and as specified in the applicable CPSI Application Appendix. If no standard for protection is specified, OEM shall ensure that the CPSI Application Object and Coded Font Programs are encrypted, and, in the case of Other Coded Font Programs for Japanese Typefaces, copy protected as well.

     2.2                         [*]

     2.3   Conveyance of License Only.  This Agreement grants OEM a license to
           --------------------------
the Adobe Information only and only such rights as are specifically enumerated herein. No other right, title, or interest in the Adobe Information is hereby conveyed to OEM.

     2.4   Similar Products.  OEM acknowledges that Adobe is currently, and will
           ----------------
in the future, develop and acquire other software, including software based on the Adobe Software, that such existing or planned software independently developed or acquired by Adobe may contain ideas and concepts similar to those in the CPSI Application; and that, over time, Adobe's employees may gain familiarity, pursuant to this Agreement, with such general concepts and ideas. Therefore, OEM agrees that Adobe shall not be precluded from developing acquiring or distributing software or other products containing such ideas and concepts for any purpose, without obligation to OEM.

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     2.5   Reverse Engineering.  OEM agrees that it will not reverse engineer,
           -------------------
reverse compile, disassemble or otherwise attempt to create source code which is derived from the Adobe Software, Other Adobe-Supplied Software or Coded Font Programs or Demonstration Program(s) provided in object code form. OEM further agrees that the object code version of the Adobe Software licensed from Adobe is intended to be used as an integral part of the CPSI Application to be developed by OEM and OEM will take all reasonable precautions to prevent Its customers from extracting the Adobe Software from the CPSI Application with which it is combined and distributed.

3.   DEVELOPMENT, DELIVERY AND ACCEPTANCE.
     ------------------------------------

     3.1   Agreement on Future CPSI Applications. The parties agree that the
           -------------------------------------
Adobe Software may be licensed for use with-other application programs or in other computer environments upon the mutual agreement of OEM and Adobe under the terms of a fully executed CPSI Application Appendix in a form similar to
Exhibit F ("Sample Form of CPSI Application Appendix") hereto.
- ---------

     3.2   Adobe Software Development.  Adobe shall use its best efforts to
           --------------------------
develop and modify the Adobe Software for use as part of the CPSI Application in the Computer System environment specified in the applicable CPSI Application Appendix, subject to the following limitations. If Adobe determines that it b not technically feasible to develop the Adobe Software for the particular CPSI Application specified in the applicable CYST Application Appendix, OEM's sole and exclusive remedy shall be to terminate the development of the Adobe Software for such CPSI Application and to obtain a refund of that portion of the software license fee, if any, paid by OEM to Adobe under Paragraph 7.1 ("CPST Application
                                                -------------
Payments") below for such CPSI Application, as specified in the applicable CPSI Application Appendix I provided that OEM has returned all existing copies of the Adobe Software for such CPSI Application and certified in writing that it has no right to use or distribute such Adobe Software.

     3.3   Custom Product Development.  If OEM requests a custom product
           --------------------------
development from Adobe (i.e. a product that requires Adobe to develop a version of the Adobe Software that is not then a current product offering of Adobe), Adobe and OEM will negotiate the business terms of this custom development, including without limitation, the scope of work, technical specification, pricing and milestone schedule, and if the parties can agree, the terms of such agreement will be set forth in a non-standard form of a CPSI Application Appendix to be executed by the parties and made a part of this Agreement.

     3.4   OEM-Loaned Equipment and Related Materials.
           ------------------------------------------

           3.4.1   OEM-Loaned Equipment.  Concurrent with, or promptly after,
                   --------------------
the effective date of any CPSI Application Appendix hereto, OEM shall provide Adobe with the software, equipment and documentation, if any, set forth in the applicable CPSI Application Appendix, to be used by Adobe for testing the CPSI Application Object in accordance with Paragraph 3.8.2 ("Adobe Testing") below.
                                      ---------------
OEM shall also promptly provide Adobe with any other software, equipment, and documentation necessary for Adobe to perform development or warranty services for OEM hereunder or to provide maintenance services to OEM under a Continuing Support Agreement (collectively "OEM-Loaned Equipment"). All OEM-Loaned Equipment will be returned to OEM at its request after termination of Adobe's development, testing, warranty and maintenance activities hereunder. All OEM-Loaned Equipment shall remain the property of OEM. OEM shall pay shipping costs for delivery of the OEM-Loaned Equipment to Adobe. Any OEM-Loaned Equipment shall be returned to OEM by Adobe, shipping and insurance costs prepaid by OEM. While in the possession of Adobe, the OEM-Loaned Equipment shall be maintained by OEM in good working order and shall be fully insured by Adobe. Any delays in maintaining the OEM-Loaned Equipment by OEM shall result in corresponding delays in the milestone schedule for the applicable CPSI Application Appendix.

           3.4.2   OEM Technical Contract.  OEM agrees to designate in the
                   ----------------------
particular CPSI Application Appendix a technically qualified person to respond to information requests by Adobe who, when so requested by Adobe, shall use his or her best efforts to respond within two (2) working days of receipt of such request.

     3.5   PPD File.  OEM shall also create and deliver to Adobe one (1) master
           --------
copy of the PPD File for each Licensed System at the time OEM provides a beta version of the CPSI Application Object to Adobe for testing under Paragraph
                                                                  ---------
3.8.2 ("Adobe Testing") and any updated version thereof in a timely manner
- -----
following the availability of any updated version. OEM shall include with each licensed System a copy of the corresponding PPD File.

     3.6   Adobe Deliverables.  Adobe will provide OEM with one (1) master copy
           ------------------
of the Adobe Software for each CPSI Application, the Other Adobe-Supplied Software, if any, the Coded Font Programs and the Demonstration Program(s) in accordance with the milestones set forth in the applicable CPSI Application Appendix hereto, and one copy of the Documentation to be delivered by Adobe to OEM under the provisions of a CPSI Application Appendix.

     3.7   OEM Modification; Adobe Assistance.  OEM shall be responsible for
           ----------------------------------
producing the CPSI Application Object fully adapted to the applicable Licensed System and suitable for distribution to End Users. Adobe's sole responsibility in connection with such modification shall be to provide OEM, at no charge, with eight (8) person hours of technical assistance (or such other quantity as is specified in the applicable CPSI Application Appendix) to familiarize OEM personnel with the operation of the Adobe Software. All such assistance will be provided at Adobe's headquarters facilities in California, or such other facility as specified in the applicable CPSI Application Appendix.

     3.8   Testing. [*]
           -------

           3.8.1   [*]

           3.8.2   [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     3.9   PostScript Language Addendum.  OEM will provide Adobe with a draft
           ----------------------------
version of a PostScript Language Addendum for each Licensed System in a mutually agreeable format [*] in accordance with the milestone set forth in a CPSI Application Appendix hereto. The contents of the PostScript Language Addendum shall be reviewed and approved by Adobe for compliance with Adobe's PostScript language standards before the PostScript Language Addendum is finalized for distribution with a Licensed System. OEM shall include with each Licensed System a copy of the corresponding PostScript Language Addendum.

4.   PROPRIETARY RIGHTS.
     ------------------

     4.1   Adobe Ownership.  OEM acknowledges that Adobe and its suppliers are
           ---------------
the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets and other intellectual property rights to the Trademarks and Adobe Trademarks, logos, and product names, and to all of the documentation and computer-recorded data comprising or included in the Adobe Information. Except for the rights expressly enumerated herein, OEM is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks, or any other rights, franchises or licenses with respect to the Adobe Information.

     4.2   Adobe Trade Secrets.  OEM agrees that the Demonstration Program(s) in
           -------------------
source code form and those techniques, algorithms, and processes contained in the Adobe Software, Other Adobe-Supplied Software, Coded Font Programs and Demonstration program(s) and the information contained in the Template which have been developed, acquired or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe or its suppliers, and will be used by OEM only in accordance with the terms of this Agreement. In

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

addition to the specific measures required hereunder, OEM shall take all measures reasonably required to protect the proprietary rights of Adobe and its suppliers in the Adobe Information. Failure to protect the proprietary rights of Adobe and its suppliers in the Adobe Information, as required by this Agreement, will be considered a material breach of this Agreement.

     4.3   Unauthorized Distribution or Copying.  OEM agrees that (a)
           ------------------------------------
distribution, copying, duplicating or otherwise reproducing all or any part of the Adobe Software, Other Adobe-Supplied Software, Demonstration Program(s), Coded Font Programs or Documentation (except as expressly permitted by this Agreement), (b) distributing copies of all or any portion of the Adobe Software, Other Adobe-Supplied Software, Demonstration Program(s) or Coded Font Programs other than in the form of royalty-bearing End User products, or (c) distributing the CPSI Application Object for use on other than a Computer System, will be considered a material breach of this Agreement.

     4.4   No Modifications.  OEM agrees that it shall not make any
           ----------------
modifications of definitions in the PostScript language as specified in the Documentation by altering or extending the function of the Adobe Software; however, should OEM wish to add custom PostScript operators, OEM must define them in a separate custom dictionary included with the CPSI Application and provide documentation that clearly specifies that these operators are not part of the PostScript language as specified in the Documentation.

5.   TERM OF AGREEMENT.
     -----------------

     The initial term of this Agreement is for five (5) years from the effective date of this Agreement, unless earlier terminated as provided in this Agreement. Thereafter, this Agreement may be renewed on its anniversary dates, at the option of either party, subject to the written agreement of the other party, provided that (i) OEM has made all payments required by this Agreement, (ii) there has been no uncured breach of this Agreement or any CPSI Application Appendix, and (iii) the CPSI Application is still supported by OEM for use with Computer Systems.

6. EXPORT. OEM shall not knowingly, without prior authorization, if required, of
   ------
the Office of Export Administration ("OEA"), export or re-export (as defined in Section 779.1(b)-(c) of the Export Administration Regulations - and any amendments thereto) to Afghanistan, the People's Republic of China or to any Group Q, S, W, Y or Z country specified in Supplement No. 1 to Section 779 of the Regulations as amended from time to time (i) any Adobe Information or (ii) the immediate product (including processes and services) produced directly by use of any Adobe Information. The provisions of this Paragraph shall survive notwithstanding any cancellation, termination or expiration of this Agreement.

7.   PAYMENTS.
     --------

     7.1   CPSI Application Payments.  OEM shall pay Adobe in U.S. Dollars the
           -------------------------
software license fees and per copy royalties set forth in each CPSI Application Appendix hereto. OEM shall pay Adobe a separate fee for each copy of the CPSI Application Object which OEM distributes or uses internally.

     7.2   Coded Font Program Royalties.  OEM shall also pay to Adobe the
           ----------------------------
royalties for the Roman Initial Installation Coded Font Programs, Roman if an Additional Coded Font Programs, if any, and Other Coded Font Programs, if any, distributed with each CPSI Application Object, in the amount specified in the applicable CPSI Application Appendix hereto.

     7.3   Other Payments.  Certain other payments to Adobe, including but not
           --------------
limited to advances against royalties, will be designated in the specific CPSI Application Appendix. Advances against royalties for a specified CPSI Application are recoupable only against royalties for that CPSI Application during the eighteen (18) month period following Adobe's test and acceptance of the CPSI Application Object for that Licensed System, as defined in the applicable CPSI Application Appendix.

     7.4   Taxes.  In addition to any other payments due under this Agreement,
           -----
OEM agrees to pay, and to indemnify and hold Adobe harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Adobe's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Adobe of the Adobe Software and Coded Font Programs or other deliverables to OEM hereunder, which Adobe may incur in respect of this Agreement. If a resale certificate or other certificate or document of exemption is required in order to exempt all or any of the Adobe Software, Coded Font Programs or other deliverables from any such tax liability, OEM will promptly furnish it to Adobe.

     7.5   Payment of Royalties.  All royalties due in accordance with the terms
           --------------------
of this Agreement shall be paid in U.S. Dollars within 30 days after the end of each calendar quarter. With each royalty payment OEM shall include a written summary, broken out by month of sale and country categories (U.S., Canada, Europe, Far East, Rest of World), of (a) the number of copies and types of CPSI Application Object distributed or used internally by OEM during the quarter; (b) the number of copies and types of Roman and Other Coded Font Programs, by Typefaces, bundled with the CPSI Application Object for use as a part of a Licensed System and licensed to End Users or used internally by OEM during the quarter; and (c) any other information which may be required to determine whether OEM is paying the correct royalty amount hereunder. Copies of CPSI Application Object which are returned for which refunds are made or a credit is issued by OEM shall be credited by OEM against royalties due to Adobe for such copies of USI Application

Object; provided however, that in the event OEM provided a partial refund (or credit) of the price of a returned CPSI Application, OEM shall be entitled to obtain a corresponding partial credit against royalties due for such CPSI Application Object. At Adobe's request, OEM shall orally advise Adobe each month of its estimate of the number of copies of the CPSI Application Object and Coded Font Programs shipped or used internally by OEM during the previous month and the royalties accrued thereby. Such oral communication shall be subject to adjustment by OEM at the end of each accounting period.

     7.6   When Royalties Are Earned.  All royalties due hereunder be earned on
           -------------------------
the date OEM ships the CPSI Application Object to its customer, except that in the event of shipment of CPSI Application Object as between OEM and its Subsidiary or as between such Subsidiaries for resale, such royalties shall be earned when the CPSI Application Object is first shipped to a customer other than OEM and any such Subsidiaries.

     7.7   Right of Audit.  OEM shall maintain a complete, dear, accurate record
           --------------
of: (a) the number of copies and types of CPSI Application Object distributed or used internally by OEM during the quarter; (b) the number of copies and types of Roman and Other Coded Font Programs, by Typefaces, bundled with the CPSI Application Object for use as part of a Licensed System and licensed to End Users or used internally by OEM during the quarter; and (c) any other information which may be required to determine whether OEM is paying the correct royalty amount hereunder. To ensure compliance with the terms of this Agreement, Adobe shall have the right to conduct an inspection and audit of all the relevant accounting and sales books and records of OEM during regular business hours at OEM's offices and in such a manner as not to interfere with OEM's normal business activities. In no event shall audits be made hereunder more frequently than every six (6) months. If such inspections should disclose any underreporting, OEM shall promptly pay Adobe such amount, together with interest thereon at the rate of 1 1/2% per month or the highest interest rate allowed by law, whichever is lower, from the date on which such amount became due.

     7.8   ITC Typefaces.  Distribution of Coded Font Programs for any
           -------------
International Typeface Corporation ("IM") Typefaces licensed from Adobe for any Licensed System that includes a marking engine with maximum resolution exceeding 900 dots per inch or that outputs onto any silver based substrate (eg. photographic medium) other than a 35 millimeter transparency ("High Resolution Output Device") requires execution of a written agreement between OEM and ITC which sets forth the royalties, if any, due directly to ITC from OEM (the "ITC License Agreement"). These royalties to ITC are in addition to the royalties due to Adobe for the distribution of Coded Font Programs for ITC Typefaces under the terms of this or any other Agreement between Adobe and OEM. If OEM wants to implement the Coded Font Programs for ITC Typefaces licensed from Adobe on any High Resolution Output Device, OEM agrees to provide Adobe a written certification that

OEM has executed an ITC License Agreement within sixty (60) days of execution of a CPSI Application Appendix covering such a High Resolution Output Device.

8. OEM SUPPORT.  OEM will have the sole responsibility for supporting End Users
   -----------
and will provide End Users with reasonable end user documentation, warranty service, and telephone support or other electronic support for the use of the Adobe Software and Coded Font Programs included as part of a CPSI Application.

9.   COPYRIGHT AND OTHER NOTICES.
     ---------------------------

     9.1   Copyright Notices.  In order to protect Adobe's copyright and other
           -----------------
ownership interests, OEM agrees that, as a condition of its rights hereunder, it will cause to be preserved in each copy of all or any portion of the Adobe Software, Other Adobe-Supplied Software, Demonstration Program(s), Coded Font Programs and any Documentation reproduced by it hereunder, the same proprietary notices which appear on or in the Adobe Software, Other Adobe-Supplied Software, Demonstration Program(s), Coded Font Programs and Documentation delivered by Adobe to OEM hereunder or such other proprietary notices as Adobe may reasonably require from time to time. OEM agrees that valid copyright notices for the Adobe Software and Coded Font Programs will appear on the media. In addition, a valid Adobe copyright notice in the following format, or such other format as Adobe specifies by written notice to OEM, shall be displayed on the single user screen of the Computer System, or in some other manner consented to in writing by Adobe, when the CPSI Application Object is first invoked during an End User session:

           (a)     the name of the program,

           (b)     the word "Copyright" and the circled-c symbol(C),

           (c)     the date of first publication of the Adobe Software, and

           (d) the name of the copyright owner and the words "All Rights Reserved".

     9.2   Restricted Rights.  OEM will (a) identify as developed with private
           -----------------
industry funds the CPSI Application Object, Other Adobe-Supplied Software, Coded Font Programs and related documentation in all proposals and agreements with the United States Government or any contractor therefor; and (b) legend or mark the CPSI Application Object, Other Adobe-Supplied Software, Coded Font Programs and related documentation provided pursuant to any agreement with the United States Government or any contractor therefor, as follows:

           (a) For acquisition by or on behalf of civilian agencies, as necessary to obtain protection substantially equivalent to that afforded to commercial computer software and related documentation developed at private expense and which is existing computer software no part of which was developed with government funds and provided with Restricted Rights in accordance with subparagraphs (a) through (d) of the "Commercial Computer Software Restricted Rights" clause at section 52.227-19 of the Federal Acquisition Regulations and its successors;

           (b) For acquisition by or on behalf of units of the Department of Defense ("DoD") as necessary to obtain protection substantially equivalent to that afforded to commercial computer software and related documentation developed at private expense and provided with Restricted Rights as defined in DoD FAR Supplement 48 C.F.R. 252.227-7013(c)(1)(ii) and its successors in effect for all solicitations and resulting contracts issued on or after May 18, 1987.

     9.3   Foreign Government Agreements.  OEM will take all reasonable steps in
           -----------------------------
making proposals and agreements with foreign governments other than the United States which involve the CPSI Application Object, Other Adobe-Supplied Software, Coded Font Programs and related Documentation to ensure that Adobe's proprietary rights in the Adobe Software, Other Adobe-Supplied Software, Coded Font Programs and related Documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

10.  LICENSE TO USE ADOBE TRADEMARKS: NONGENERIC ADVERTISING.
     -------------------------------------------- -----------

     10.1  Trademark License.  Adobe hereby grants to OEM a nonexclusive,
           -----------------
limited license to use the Adobe Trademarks on the CPSI Application Object and in OEM's advertising and printed materials for the CPSI Application Object and Coded Font Programs, provided that OEM displays the following notices of trademark status adjacent to and with the first or most prominent use of the Adobe Trademark in each piece of advertising or printed materials in which such Adobe Trademark appears and includes the respective legends adjacent to or as a footnote to the Adobe Trademarks as follows:

           (i) "Adobe(TM)": "Adobe is the trademark of Adobe Systems Incorporated which may be registered in certain jurisdictions";

           (ii) "PostScript(TM)": "PostScript is the trademark of Adobe Systems Incorporated which may be registered in certain jurisdictions; and

           (iii) such other symbols and notices as may be prescribed by Adobe from time to time.

           OEM agrees not to use any other trademark or service mark in close proximity to any of the Adobe Trademarks or combine the marks so as to effectively create a unitary composite mark without the prior written approval of Adobe. OEM agrees not to use any other name or trademarks for the Coded Font Programs except for the name or trademarks used by the Trademark Owner as set forth in Exhibit C ("Coded Font Programs") hereto, or in a CPSI Application
         ---------
Appendix OEM will comply with all of the terms in this Paragraph 10.1 in its
                                                       --------------
catalogs, advertising, packaging, and promotional materials relating to or including Coded Font Programs.

     10.2  Ownership of Trademarks.  OEM acknowledges the ownership of the
           -----------------------
Adobe Trademarks and Trademarks in Adobe and Its suppliers, agrees that it will do nothing inconsistent with such ownership, agrees to use reasonable effort to preserve Adobe's and its suppliers' rights in the Adobe Trademarks and Trademarks, and that all uses of the Adobe Trademarks and the Trademarks by OEM shall inure to the benefit of and be on behalf of Adobe and its suppliers. OEM acknowledges that the Trademarks and Adobe Trademarks are valid under applicable law and that OEM's utilization of the Trademarks and Adobe Trademarks will not create any right, title or interest in or to such Trademarks or Adobe Trademarks. OEM acknowledges the respective exclusive rights of Adobe and the Trademark Owners (as defined below) to use of the Adobe Trademarks and Trademarks and agrees not to do anything contesting or impairing the trademark rights of Adobe or its suppliers. Any use of the Trademarks must identify the applicable "Trademark Owner" set forth in Exhibit C ("Coded Font Programs")
                                          ---------
hereto, or the applicable CPSI Application Appendix, as the owner of such Trademarks. OEM agrees to notify or require notification of sublicensees who receive Coded Font Programs that (i) Trademarks can only be used to identify printed output produced by the Coded Font Programs, and (ii) the Trademarks are the property of the Trademark Owners. OEM will maintain a high quality standard in producing copies of the CPSI Application Object, Coded Font Programs and Typefaces. At the request of Adobe, OEM must supply samples of any Typeface identified by a Trademark.

     10.3  Quality Standards.  OEM agrees that the nature and quality of the
           -----------------
Licensed System, CPSI Application Object, Coded Font Programs and any other products or services it supplies in connection with its use of the Adobe Trademarks shall conform to the standards set by Adobe. OEM agrees to cooperate with Adobe in facilitating Adobe's monitoring and control of the nature and quality of such OEM products and services and to supply Adobe with specimens of use of the Trademarks and Adobe Trademarks upon request. If, at any time, Adobe determines that the OEM has not met or is not meeting the Adobe quality standards, Adobe shall so advise OEM and, upon OEMS receipt of such notice by any means, OEM shall have sixty (60) days to improve the quality to the standard previously approved by Adobe. OEM shall comply with all applicable laws, Regulations and customs and obtain all appropriate government approvals pertaining to use of trademarks and trade names and to the sublicensing distribution and advertising of the CPSI Application Object, Coded Font Programs and Documentation hereunder.

     10.4  Infringement Proceedings.  OEM agrees to notify Adobe of any
           ------------------------
unauthorized use of the trademarks or Adobe Trademarks by others promptly as it comes to OEM's attention. Adobe shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Trademarks or Adobe Trademarks.

     10.5  OEM's Use of Trademarks.  OEM agrees that it will include the Adobe
           -----------------------
Trademarks on all copies of the CPSI Application Object and in any advertising or printed materials concerning the CPSI Application Object and that it will use the applicable Trademarks and Adobe Trademarks on all copies, advertisements, brochures, manuals or other appropriate uses made in the promotion, distribution or use of the CPSI Application Object Coded Font Programs and Licensed Systems. OEM shall make specific reference to PostScript(TM) software from Adobe in any advertisement which refers to the CPSI Application.

     10.6  Trademark Registrations.  OEM, at Adobe's request, shall (i)
           -----------------------
promptly provide Adobe with any specimens, (ii) execute all applications for trademark registrations, assignments, or other applicable documents, and (iii) perform any other act reasonably necessary for Adobe or any Trademark Owner to secure or maintain any and all Adobe Trademark or Trademark rights in any country in which OEM is marketing the CPSI Application Object, Coded Font Programs and licensed Systems.

11.  WARRANTIES.
     ----------

     11.1  Infringement.
           ------------

           (a)     By Adobe.  Adobe agrees to defend and otherwise hold OEM
                   --------
harmless from all costs, damages and reasonable attorneys' fees resulting from claims by third parties that uses permitted hereunder of the Adobe Software infringe any U.S. patents or U.S. copyrights, or the use of the Adobe Trademarks "Adobe" and "PostScript" (as applied to the Adobe Software) infringes any US. trademarks, provided that OEM gives Adobe prompt written notice of any such claim, tenders to Adobe the defense or settlement of such a claim, at Adobe's expense, and cooperates with Adobe, at Adobe's expense, in defending or settling such claim. If Adobe receives notice of an alleged infringement or if OEM's use of the Adobe Software shall be prevented by permanent injunction, Adobe may, at its sole option and expense, procure for OEM the right to continued use of the Adobe Software or the Adobe U.S. trademarks "Adobe" and "PostScript" as provided hereunder, modify the Adobe Software so that it no longer infringes, replace the Adobe Software with computer software of equal or superior functional capability, or in the case of trademark infringement, instruct OEM to use an alternative trademark. THE RIGHTS GRANTED TO OEM UNDER THIS PARAGRAPH SHALL BE OEM'S SOLE AND EXCLUSIVE REMEDY AND ADOBE'S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER PROPRIETARY RIGHT. ADOBE WILL HAVE NO

LIABILITY TO OEM IF ANY ALLEGED INFRINGEMENTS OR CLAIM THEREOF IS BASED UPON (A) THE USE OF THE ADOBE SOFTWARE IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE NOT DELIVERED BY ADOBE (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF THE ADOBE SOFTWARE WITH OTHER EQUIPMENT, DEVICES OR SOFTWARE), (B) THE USE OF ANY ADOBE SOFTWARE OTHER THAN AS PERMITTED UNDER THIS AGREEMENT OR IN A MANNER FOR WHICH IT WAS NOT INTENDED OR USE OF MOST CURRENT RELEASE OF THE ADOBE SOFTWARE (AND SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE) OR (C) ANY MODIFICATIONS MADE TO THE ADOBE SOFTWARE BY OEM OR AMY THIRD PARTY (IF SUCH CLAIM WOULD HAVE BEEN AVOIDED BY THE USE OF THE UNMODIFIED ADOBE SOFTWARE).

           (b)     By OEM.  OEM agrees to defend and otherwise hold Adobe
                   ------
harmless from all costs, damages and reasonable attorneys, fees resulting from all claims by third parties arising from the use, manufacture and distribution of the CPSI Application Object by OEM and its direct and indirect customers in any country, worldwide, provided that Adobe gives OEM prompt written notice of any such claim, tenders to OEM the defense or settlement of any such claim, at OEM's expense, and cooperates with OEM, at OEM's expense, in defending or settling such claim. OEM WILL HAVE NO LIABILITY TO ADOBE IF ANY ALLEGED PATENT OR COPYRIGHT INFRINGEMENTS OR CLAIM THEREOF ARISE SOLELY AS A RESULT OF THE CONTENT OF THE ADOBE SOFTWARE.

     11.2  Adobe Software Warranty.  If (a) the Adobe Software for a CPSI
           -----------------------
Application licensed hereunder fails to perform substantially in accordance with the Documentation in the Development Environment (as specified in the CPSI Application Appendix for such CPSI Application) from the date on which Adobe delivers the Adobe Software to OEM and ending one (1) year thereafter (the "Warranty Period"); (b) such failure is reproducible; and (c) such failure is reported to Adobe by OEM during the Warranty Period, then Adobe shall, at its expense, provide a workaround for such failure or, at Adobe's option, provide OEM with an updated version of the Adobe Software which does not cause such failure. This warranty shall not apply to any software modified by OEM or any third party, or to any failure caused by hardware or software not provided by Adobe. If OEM reports a failure to Adobe, and Adobe reasonably determines that such failure was not caused by the Adobe Software, then Adobe shall have no further obligations with respect to such report, and OEM agrees to pay Adobe's reasonable costs in making such determination.

     11.3  Limitations on Warranties.  The foregoing warranties by Adobe are
           -------------------------
made only to OEM and OEM shall be solely responsible for any warranty to, or claims by, its distributors or end user customers concerning the Adobe Software. THE FOREGOING STATES ADOBE'S SOLE AND EXCLUSIVE OBLIGATION TO OEM FOR BREACH OF WARRANTY. EXCEPT FOR THE EXPRESS

WARRANTIES STATED IN THIS AGREEMENT, ADOBE MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ADOBE EXPRESSLY EXCLUDES ANY AND ALL WARRANTIES OF NONINFRINGEMENT. THIS IS A LIMITED WARRANTY AND IS THE ONLY WARRANTY MADE BY ADOBE. OEM SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS OR EMPLOYEES SHALL MAKE OR PASS ON ANY SUCH WARRANTY OR REPRESENTATION ON BEHALF OF ADOBE TO ANY CUSTOMER, END USER OR THIRD PARTY.

12.  INTERNAL IMPROVEMENTS; CONTINUING SUPPORT.
     -----------------------------------------

     12.1  Internal Improvements.  Adobe will notify OEM when Internal
           ---------------------
Improvements to the Adobe Software become available, and thereafter, if it receives a written request from OEM, it will provide OEM with such Internal Improvements without charge. OEM may distribute such Internal Improvements to licensed End Users who have paid the applicable per copy royalties for use with previously distributed copies of the CPSI Application Object without payment of additional royalties. Such Internal Improvements do not include modifications, enhancements, or other software products for which Adobe charges separately or which Adobe provides only to customers receiving Continuing Support services.

     12.2  Continuing Support.  Following expiration of the Warranty Period,
           ------------------
Adobe will provide continuing support services to OEM in accordance with its standard Continuing Support Agreement, once executed by the parties, at its then current OEM rate for such services. OEM agrees that all contact regarding warranty and Continuing Support services shall be handled through a designated person from OEM who shall direct requests for Continuing Support services through Adobe's designated technical contact. For purposes of the Continuing Support Agreement, "Licensed System" shall mean the Adobe Software and Coded Font Programs.

13.  CANCELLATION.
     ------------

     13.1  Cancellation by Adobe for Cause.  If any material breach of this
           -------------------------------
Agreement by OEM continues after thirty (30) days written notice of the breach by Adobe to OEM, Adobe may terminate this Agreement on written notice to OEM.

     13.2  Cancellation by OEM for Cause.  If any material breach under this
           -----------------------------
Agreement by Adobe continues after thirty (30) days written notice of the breach by OEM to Adobe, OEM may seek any damages arising under this Agreement, and (a) continue this Agreement in full force and effect, or (b) terminate this Agreement on written notice to Adobe.

     13.3  Bankruptcy.  In addition to any material breach of this Agreement,
           ----------
the application for, or adjudication in, bankruptcy by OEM, or dissolution of OEM shall terminate this Agreement.

     13.4  Obligations on Cancellation, Termination or Expiration.  Upon
           ------------------------------------------------------
cancellation, termination, or expiration of this Agreement.

           13.4.1  Safeguarding of Trade Secrets.  OEM shall continue to be
                   -----------------------------
responsible for safeguarding the trade secrets and proprietary rights of Adobe in accordance with the terms of this Agreement after such cancellation, termination or expiration.

           13.4.2  Return of Proprietary Information.  Subject to Paragraph
                   ---------------------------------              ---------
13.4.6 ("Continued Support") below, OEM shall erase, destroy or return to Adobe
- ------
all of Adobe's proprietary information in its possession upon Adobe's request, OEM shall warrant in writing its return or destruction of Adobe's proprietary information within thirty (30) days of cancellation, termination, or expiration.

           13.4.3  OEM's Return of Adobe Softwares.  Subject to Paragraph 13.4.6
                   -------------------------------              ----------------
("Continued Support") below, OEM shall immediately discontinue use and distribution of, and return or destroy all copies of, the CPSI Application and Coded Font Programs in its possession (including copies placed in any storage device under OEM's control). OEM shall not retain any whole or partial copies of the Demonstration Program(s) in source or object code form.

           13.4.4  End Users.  End Users shall be permitted the continued and
                   ---------
uninterrupted use of the CPSI Application Object and Coded Font Programs for the balance of the term of their End User agreements, as specified in such agreements, provided that and so long as the End Users are not in default of their End User agreements.

           13.4.5  Default by End Users.  OEM's rights upon default of an End
                   --------------------
User relating to the CPSI Application Object and Coded Font Programs, as specified in the End User agreement, shall automatically be assigned to Adobe to the extent relevant to the enforcement by Adobe of the proprietary rights of Adobe and/or its suppliers in the Adobe Software and Coded Font Programs.

           13.4.6  Continued Support.  OEM shall have the right to retain five
                   -----------------
(5) copies of the CPSI Application Object and Coded Font Programs and use such CPSI Application Object and Coded Font Programs to the extent required for support and maintenance purposes but OEM shall have no right to sublicense or otherwise distribute the CPSI Application Object or Coded Font Programs or any other rights with respect to such software except as specifically set forth in this Paragraph 13.4.6.
     ----------------

           13.4.7  Payment.  Unless OEM has terminated this Agreement for cause,
                   -------
the payment date of all monies due Adobe shall automatically be accelerated so that they shall become due and payable on the effective date of termination, even if longer terms had been provided previously.

14. LIMITATION OF LIABILITY.  NEITHER ADOBE NOR ANY OF ITS OFFICERS, DIRECTORS,
    -----------------------
EMPLOYEES, AFFILIATES, OR AGENTS SHALL BE LIABLE TO OEM OR TO ANY THIRD PARTY FOR ANY LOSS OF USE, LOSS OF GOODWILL, INTERRUPTION OF BUSINESS, OR FOR INDIRECT INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUES OR PROFITS) OR SIMILAR DAMAGES, WHETHER BASED ON TORT(INCLUDING WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), CONTRACT, OR OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF ADOBE HAS BEEN ADVISED OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IN THE EVENT OF FAILURE OF EXCLUSIVE REMEDIES. THE FOREGOING LIMITATION OF LIABILITY IS INDEPENDENT OF ANY EXCLUSIVE REMEDIES FOR A BREACH OF WARRANTY SET FORTH IN THIS AGREEMENT.

15.  GENERAL.
     -------

     15.1  Governing Law.  This Agreement shall be governed in all respects by
           -------------
the laws of the United States of America and the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

     15.2  Notices.  All notices or reports permitted or required under this
           -------
Agreement shall be in writing and shall be delivered by personal delivery, telegram, telex, telecopier or facsimile transmission or by registered mail, return receipt requested, and shall be deemed given upon personal delivery or five (5) days after deposit in the mail or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to: (i) the contract representative designated in the specific CPSI Application Appendix if the notice or report relates to one or more specific CPSI Applications and (ii) a copy to the signatory of this Agreement at the address set forth at the end of this Agreement or such other address as either party may specify in writing as well as a copy to the parties General Counsel at the same address. Notices shall be effective upon receipt, unless otherwise specified in such notice or in this Agreement.

     15.3  Injunctive Relief.  It is understood and agreed that,
           -----------------
notwithstanding any other provisions of this Agreement, breach of the provisions of this Agreement by OEM will cause Adobe irreparable damage for which recovery of money damages would be inadequate, and that Adobe shall therefore be entitled to obtain timely injunctive relief in a court of competent jurisdiction to protect

Adobe's rights under this Agreement in addition to any and all remedies available at law. Because of the unique and proprietary nature of the Adobe Software, OEM acknowledges that in the event OEM or any OEM customer continues to distribute the CPSI Application Object, or any portion thereof, after its right to do so has terminated or expired, Adobe shall be entitled to active or other equitable relief, including without limitation, an order directing that any copies of the CPSI Application Object, or any portion thereof, which OEM or any direct or indirect customer of OEM attempts to import into the U.S. or any other country or territory, be seized, impounded and destroyed by Customs officials in order to prevent such importation.

     15.4  No Agency.  Nothing contained herein shall be construed as creating
           ---------
any agency, partnership, or other form of joint enterprise between the parties.

     15.5  Force Majeure.  Neither party shall be liable hereunder by reason of
           -------------
any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party.

     15.6  Waiver.  The failure of either party to require performance by the
           ------
other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

     15.7  Severability.  In the event that any provision of this Agreement
           ------------
shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

     15.8  Headings.  The paragraph headings appearing in this Agreement are
           --------
inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such paragraph, or in any way affect this Agreement.

     15.9  Confidentiality of Agreement.  Neither party shall make any public
           ----------------------------
announcement of, or otherwise disclose, the existence of or matters set forth in this Agreement except as mutually agreed in writing or as required by disclosure obligations arising under law.

     15.10 No Patent License.  Nothing contained herein shall be construed as
           -----------------
conferring by implication, estoppel or otherwise any license or right under any

United States or foreign patent, issued, assigned or licensed to Adobe, whether existing or later issued, except to the extent specifically required to perform the obligations and obtain the benefits expressly set forth in this agreement. Adobe agrees that OEM and OEM's customers shall have the right to exercise all rights which Adobe expressly grants to OEM or expressly authorizes OEM to grant to such customers herein, notwithstanding the existence or later issuance to Adobe of any United States or foreign patent.

     15.11 Assignment.  Neither this Agreement nor any rights of OEM hereunder
           ----------
may be assigned by OEM in whole or in part without the prior written approval of Adobe. For the purposes of this Paragraph, a change in the persons or entities who control 50% or more of the equity securities or voting interest of OEM shall be considered an assignment of OEM's rights. Adobe's rights and obligations, in whole or in part, under this Agreement may be assigned by Adobe. Adobe may exercise full transfer and assignment rights in any manner at Adobe's discretion and specifically may sell, pledge or otherwise transfer its right to receive royalties under this Agreement.

     15.12 Attorneys' Fees.  In the event any proceeding or lawsuit is brought
           ---------------
by Adobe, its suppliers or OEM in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees and reasonable attorneys' fees, including costs and fees on appeal.

     15.13 Full Power.  Each party warrants to the other that it has fun power
           ----------
to enter into and perform this Agreement, and the person signing this Agreement on behalf of the respective party has been duly authorized and empowered to enter into this Agreement. Each party further acknowledges that it has read this Agreement, understands it and agrees to be bound by it.

     15.14 Forum.  All disputes arising under this Agreement may be brought in
           -----
Superior Court of the State of California in Santa Clara County or the Federal District Court of San Jose as permitted by law. The Superior Court of Santa Cara County and the Federal District Court of San Jose shall each have nonexclusive jurisdiction over disputes under this Agreement. OEM and Adobe consent to personal jurisdiction of the above courts; provided, that the foregoing shall not be construed as divesting any other court of such jurisdiction as such court may otherwise have over such disputes.

     15.15 Entire Agreement.  This Agreement, the Exhibits hereto, and any
           ----------------
executed CPSI Application Appendices constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior or collateral agreements between the parties with respect to the subject matter hereof, whether oral or written. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing.

     IN WITNESS OF, the parties hereto have duly executed this Agreement by their respective duly authorized officers to be effective as Of the date first written above.

ADOBE:                               OEM:

ADOBE SYSTEMS INCORPORATED                 SUPERMAC TECHNOLOGY


By:/s/ Steve MacDonald                     By:/s/ Louis J. Doctor
   -----------------------------------        ----------------------------------

Print                                      Print
Name:  Steve MacDonald                     Name:  Louis J. Doctor
     ---------------------------------          --------------------------------

Title: V.P. SVS Products Div.              Title: V.P. Business Development
      --------------------------------           -------------------------------

Date:  September 18, 1992                  Date:  9/17/92
     ---------------------------------          --------------------------------

Address:    1585 Charleston Road           Address:     485 Potrero Avenue
            P.O. Box 7900                               Sunnyvale, CA 94076
            Mountain View,
            CA 94039-7900

                                   EXHIBIT A
                                   ---------

                         Description of Adobe Software

Configurable PostScript Interpreter:

     Interpreter for Adobe Systems Incorporated PostScript(R) page description language which takes PostScript language programs as input and generates raster images in memory.

                                   EXHIBIT B
                                   ---------

                               Adobe Trademarks

- --------------------------------------------------------------------------------

 TRADEMARK                           TRADEMARK ATTRIBUTION
 ---------                           ---------------------
 Adobe(TM)                            . . . is a trademark of Adobe Systems
                                      Incorporated which may be registered in
                                      certain jurisdictions.

 The Adobe Logo                       . . . is a trademark of Adobe Systems
 [LOGO](TM)                           Incorporated which may be registered in
                                      certain jurisdictions.

 PostScript(TM)                       . . . is a trademark of Adobe Systems
                                      Incorporated which may be registered in
                                      certain jurisdictions.

 The PostScript Logo                  . . . is a trademark of Adobe Systems
 [LOGO](TM)                           Incorporated which may be registered in
                                      certain jurisdictions.
- --------------------------------------------------------------------------------

                                   EXHIBIT C
                                   ---------

                              Coded Font Programs

     A. The following Roman Initial Installation Coded Font programs shall be made available on all licensed Systems:


  IDENTIFYING
   TRADEMARK            TYPEFACE                 TRADEMARK OWNER
- ---------------        ----------               -----------------
 Helvetica                                      Linotype-Hell AG and/or it subsidiaries
 Helvetica             Bold                     Linotype-Hell AG and/or it subsidiaries
 Helvetica             Oblique                  Linotype-Hell AG and/or it subsidiaries
 Helvetica             Bold Oblique             Linotype-Hell AG and/or it subsidiaries
 Times                 Roman                    Linotype-Hell AG and/or it subsidiaries
 Times                 Bold                     Linotype-Hell AG and/or it subsidiaries
 Times                 Italic                   Linotype-Hell AG and/or it subsidiaries
 Times                 Bold Italic              Linotype-Hell AG and/or it subsidiaries
 Symbol                                         (Public Domain)
 Courier                                        (Public Domain)
 Courier               Bold                     (Public Domain)
 Courier               Oblique                  (Public Domain)
 Courier               Bold Oblique             (Public Domain)

                                   EXHIBIT D
                                   ---------

                            REPRODUCTION LOCATIONS

     OEM's reproduction of the CPSI Application Object and Coded Font Programs shall be restricted to the following locations:

 Name of Reproduction Site:              Address of Reproduction Site:
 -------------------------               -----------------------------
 SuperMac Technology, Inc.               485 Potrero Avenue
                                         Sunnyvale, CA 94086

                                   EXHIBIT E
                                   ---------

                CPSI Application Object and Coded Font Programs

                      Minimum Terms of End User Agreement
                                Notice to User

     1. Licensor grants to Licensee a nonexclusive sublicense, subject to Paragraph 7 below and the other provisions hereof (a) to use the CPSI
- -----------
Application Object ("Software") solely for Licensee's own internal business purposes in a single computer, associated display with a resolution of less than one hundred fifty dots per inch, and an associated printer which is directly connected to the computer (the "Computer System"); (b) to use the digitally-encoded machine-readable outline programs ("Font Programs") provided by Licensor in a special encrypted format ("Coded Font Programs") and identified herewith to reproduce and display designs, styles, weights, and versions of letters, numerals, characters and symbols ("Typefaces") solely for Licensee's own customary business or personal purposes on the Computer System; and (c) to use the trademarks used by Licensor to identify the Coded Font Programs and Typefaces reproduced therefrom ("Trademarks"). Licensee may assign its rights under this Agreement to a licensee of all of Licensee's right, title and interest to such Software and Coded Font Programs provided the licensee agrees to be bound by all of the terms and conditions of this Agreement.

     2. Licensee acknowledges that the Software, Coded Font Programs, Typefaces and Trademarks are proprietary to Licensor and its suppliers. Licensee agrees to hold the Software and Coded Font Programs in confidence, disclosing the Software and Coded Font Programs only to authorized employees having a need to use the Software and Coded Font Programs as permitted by this Agreement and to take all reasonable precautions to prevent disclosure to other parties.

     3. Licensee will not make or have made, or permit to be made, any copies of the Software or Coded Font Programs or portions thereof, except as necessary for its use with a single Computer System hereunder. Licensee agrees that any such copies shall contain the same proprietary notices which appear on or in the Software or the Coded Font Program.

     4. Except as stated above, this Agreement does not grant Licensee any rights to patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered), or any other rights, franchises, or licenses in respect of the Software, Coded Font Programs, Typefaces, or Trademarks.
Licensee will not adapt or use any trademark or trade name which is likely to be similar to or confusing with that of licensor or any of its suppliers or take any other action which impairs or reduces the trademark rights of licensor or its suppliers. The Trademarks can only be used to identify printed output produced by the Coded Font Programs. At the reasonable request of licensor, Licensee must supply samples of any Typeface identified by a Trademark.

     5. Licensee agrees that it will not attempt to alter, disassemble, decrypt or reverse engineer the Software or Coded Font Programs.

     6. Licensee acknowledges that the laws and Regulations of the United States restrict the export and re-export of commodities and technical data of United States origin, including the Software or Coded Font Programs. Licensee agrees that it will not export or re-export the Software or Coded Font Programs in any form without the appropriate United States and foreign government licenses. Licensee agrees that its obligations pursuant to this section survive and continue after any termination or expiration of rights under this Agreement.

     7. The Software licensed hereunder is intended to be used to generate screen displays on a single Computer System having a screen resolution of less than 150 dots per inch and to generate output on the associated printer. Licensee agrees not to make use of the Software, directly or indirectly, (i) to generate bitmap images on a screen display with a resolution of 150 dots per inch or greater, (ii) to generate Typefaces for use other than with the Computer System, or (iii) to generate printed output on other than an output device that Licensor has designated to be approved for use with the Software on the Computer System. Any failure of License to comply with this provision is a material breach of this End User Agreement.

     8. NEITHER LICENSOR NOR ANY OF ITS REPRESENTATIVES MAKES OR PASSES ON TO LICENSEE OR OTHER THIRD PARTY ANY WARRANTY OR REPRESENTATION ON BEHALF OF LICENSOR'S THIRD PARTY SUPPLIERS.

     9. Licensee is hereby notified that Adobe Systems Incorporated, a California corporation located at 1585 Charleston Road, Mountain View, California 94039-7900 ("Adobe") is a third-party beneficiary to this Agreement to the extent that this Agreement contains provisions which relate to Licensee's use of the Software, the Coded Font Programs, the Typefaces and the Trademarks licensed hereby. Such provisions are made expressly for the benefit of Adobe and are enforceable by Adobe in addition to Licensor.

                                   EXHIBIT F
                                   ---------

                   Sample Form of CPSI Application Appendix


                              APPENDIX NO. ______

                    EFFECTIVE AS OF _______________, 19___

                                      TO
                    CONFIGURABLE POSTSCRIPT(R) INTERPRETER
                             OEM LICENSE AGREEMENT
                                    BETWEEN
                          ADOBE SYSTEMS INCORPORATION
                                      AND

                 _____________________________________________

     Name of CPSI Application:_____________________________

     This Appendix sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the Configurable PostScript Interpreter OEM License Agreement ("Agreement") between _______________________ ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of ________________________. Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

     A.    Description of CPSI Application:

     B.    Description of Computer System:

           (1) One computer with operating system software described as follows:

           (2)     One Designated Output Device from the following set:

           OEM may use the CPSI Application to generate output from devices other than those listed in this paragraph only within the development group and only for testing purposes within that group. New devices must be added to this Appendix by an addendum before OEM may install such devices for use with the CPSI Application outside the development group. If OEM wishes to add other devices, it must first submit to Adobe a letter describing the full specification of the additional device and provide output samples of type in both small and large sizes and sampled images. Adobe may subject this additional device installed for use with the CPSI Application to quality testing, as described Paragraph 3.8.2 ("Adobe Testing") and will notify OEM within thirty
           ---------------
           (30) days or such longer period if Adobe determines, in its sole discretion, that it needs a longer period, that it accepts or rejects OEM's proposed additional device. If such additional device is accepted by Adobe as a Designated Output Device, Adobe will prepare an addendum to this Appendix and forward to OEM for execution. OEM shall authorize use of the CPSI Application to generate output only on devices that have been approved by Adobe in accordance with the provisions as described in this Paragraph.

     C. Licensed System: (List all the hardware and software components comprising a Licensed System.)

     D. Development Environment (if different from the computer and operating system described in Paragraph B above):
                               -----------

           (a)     Hardware platform:

           (b)     Software platform:

     E.    Adobe Deliverables:

           (1)     Adobe Software: As described in Exhibit A ("Description of
                   --------------                  ---------
                   Adobe Software") to the Agreement and in the lst [2nd] Edition of the PostScript Language Reference Manual. See
                   Schedule 1 ("Licensed System Functional Specification").
                   ----------
                   Adobe Software will be delivered on ____________media.

           (2)     Demonstration Program(s): The Demonstration Program(s) will
                   ------------------------
                   be in "C" language source form and will provide OEM with an example of how to use the Adobe Software described in Exhibit A ("Description of Adobe Software") to interpret
                   ---------
                   PostScript language programs and produce raster output. See
                   Schedule 1 ("Licensed System Functional Specification"). The
                   ----------
                   Demonstration Program(s) will be delivered with the Adobe Software.

           (3)     Other Adobe-Supplied Software:

           (4)     Documentation:  The Documentation as described below will be
                   -------------
                   delivered both in hard copy (1 copy) and in PostScript page description language format on the software distribution medium (1 file per document).

                   a.    CPSI Supplement

                   b.    PostScript Language Addendum Template

                   c.    Other Documentation

           (5)     Coded Font Programs:  The Roman Initial Installation Coded
                   -------------------
                   Font Programs, listed in Paragraph I will be delivered on the
                                            -----------
                   Adobe Software distribution medium.

     F.    Development Schedule and Testing Expectations:

            MILESTONE DESCRIPTION                           *SCHEDULE:
           -------------------------                        ----------------
           #(1)    [*]



           #(2)




           #(3)




           #(4)





           #(5)






           #(6)




           #(7)





[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

           #(8)    [*]






           #(9)








           #(10)






           #(11)









     G. OEM-Loaned Equipment: Terms and conditions related to the obligations of the parties concerning OEM-Loaned Equipment are set forth in Paragraph 3.4 ("OEM-Loaned Equipment and Related Materials")
                    -------------
           of the Agreement.

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     H.    Software License Fee:
           OEM shall pay Adobe a Software License Fee of U.S. $_____ upon execution of this Appendix.

     I.    Applicable Royalties:

     J.    Roman Initial Installation Coded Font Program:

           Media: ____________________________ (as distributed by OEM).

           Adobe will provide the graphic characters specified in ISO 8859-1:
           1987, Latin, alphabet No. 1 and symbol characters, as applicable, for the following Initial Installation Coded Font Programs as fisted in Exhibit C ("Coded Font Programs") to the Agreement:
           ---------

           Identifying Trademark     Typeface      Trademark Owner
           ---------------------     --------      ---------------

     K.    Roman Additional Coded Font Programs:

           Media:_____________________________ (as distributed by OEM).

           Adobe will provide the graphic characters specified in ISO 8859-1:
           1987, Latin alphabet No. 1 and symbol characters, as applicable, for the following Roman Additional Coded Font Programs:

           Identifying Trademark     Typeface      Trademark Owner
           ---------------------     --------      ---------------

     L. Testing Criteria: OEM shall test a beta release version of the CPSI Application Object, and any modified version thereof, to confirm that the licensed System performs in accordance with the testing criteria described below.

     M.    Designated Representatives:

           (1) Technically qualified OEM representative to respond to information requested by Adobe:

                   _____________________________________________________________

           (2) Technically qualified Adobe representative to respond to information requested by OEM:

                   _____________________________________________________________

           (3) OEM's designated representative for Continuing Support services:

                   _____________________________________________________________

           (4)     Adobe Contract Representative:

                   _____________________________________________________________

           (5)     OEM Contract Representative:

                   _____________________________________________________________


     IN WITNESS WHEREOF, OEM and Adobe have caused this Appendix to be executed by their duly authorized officers.

ADOBE:                              OEM:

ADOBE SYSTEMS INCORPORATED          SUPERMAC TECHNOLOGY


By:_____________________________    By:    /s/ Louis J. Doctor
                                       -----------------------------------------

Print                               Print
Name:___________________________    Name:  Louis J. Doctor
                                         ---------------------------------------

Date:___________________________    Date:  Sept. 17, 1992
                                         ---------------------------------------

                                  SCHEDULE-1
                                  ----------

                   Licensed System Functional Specification

                        To be provided at a later date

                                AMENDMENT NO. 1
                                    TO THE
                      CONFIGURABLE POSTSCRIPT INTERPRETER
                             OEM LICENSE AGREEMENT
                                    BETWEEN
                          ADOBE SYSTEMS INCORPORATED
                     AND SUPERMAC TECHNOLOGY INCORPORATED

                       Effective Date: July 28, 1993
                                       -------------

     This Amendment No. 1 to the Configurable PostScript Interpreter OEM License Agreement effective September 18,1992 (the "Agreement") is by and between Adobe Systems Incorporated, having its place of business at 1585 Charleston Road, P.O. Box 7900, Mountain View, California, 94039-7900 ("Adobe") and SuperMac Technology, Inc., having its place of business at 215 Moffett Park Drive, Sunnyvale, CA 94089 ("OEM").

     WHEREAS, Adobe has revised its procedures for quality testing a CPSI Application Object since OEM and Adobe entered into the Agreement;

     WHEREAS, such revised testing procedures will be mutually beneficial to Adobe and OEM by providing OEM increased responsibility in the final stages of development of a CPSI Application Object;

     WHEREAS, Adobe has also revised its procedures for managing the number of users of the Adobe Software at any one time;

     NOW, THEREFORE, the parties agree to modify and amend the Agreement to add the revised testing and use procedures as follows:

     1. All references in the Agreement to [*] shall hereby refer instead to [*].

     2.    All references in the Agreement to Paragraph 2.1.10 ("Protection
                                              ----------------
Mechanisms") shall hereby refer instead to Paragraph 2.1.11 ("Additional
                                           ----------------
Protection Mechanism").

     3.    Paragraph 1 ("Definitions").  Paragraph 1.1 ("Adobe Information") is
           -----------                   -------------
hereby deleted in its entirety and replaced by the following:

           "1.1    Adobe Information.  "Adobe Information" shall mean the Adobe
                   -----------------
Software, Other Adobe-Supplied Software, Coded Font Programs, Demonstration Program(s), PostScript Product Certification Test Suite, Typefaces, Trademarks, Documentation and the Adobe Trademarks."

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     4.    Paragraph 1 ("Definitions").  Paragraph 1.10 ("Documentation") is
           -----------                   --------------
hereby deleted in its entirety and replaced by the following:

           "1.10   Documentation.  "Documentation" shall mean (i) the PostScript
                   -------------                                      ----------
Language Reference Manual, Second Edition, as printed in English by Addison-
- -----------------------------------------
Wesley, current as of April, 1991, or such other version of the PostScript Language Reference Manual as specified in a CPSI Application Appendix, (ii) the printer supplement and/or addendum, if any, prepared by Adobe for a CPSI Application Appendix, (iii) the PostScript Language Addendum Template, (iv) the Configurable PostScript Interpreter Functional Specification, (v) Supplement to the PostScript Language Reference Manual, (vi) any other Documentation for Adobe Software identified in a CPSI Application Appendix hereto and (vii) any updates, enhancements, substitutions, replacements or modifications thereof delivered to OEM by Adobe during the term of this Agreement."

     5.    Paragraph 1 ("Definitions").  New Paragraphs 1.20 through 1.29 are
           -----------                       ---------------         ----
hereby added to the Agreement to read as follows:

          "1.20    [*]

           1.21    CPU.  "CPU" shall mean a central processing unit.
                   ---

           1.22    License Management Mechanism.  "License Management Mechanism"
                   ----------------------------
shall mean the software/and or hardware provided by OEM which controls-and monitors access to the CPSI Application Object and Coded Font Programs to ensure that use thereof is limited to licensed Uses.

           1.23    Licensed Use.  "Licensed Use" shall mean the executing of the
                   ------------
CPSI Application Object and Coded Font Programs in a single CPU on a Computer System under a license purchased by the End User. The total number of licenses purchased by the End User shall never be less than the total number of CPU's executing the CPSI Application Object and Coded Font Programs concurrently on a single Licensed System or in a network on multiple Computer Systems.

           1.24    Software Upgrade.  A "Software Upgrade" shall mean the
                   ----------------
installation of any software enhancement to standard software features on a previously installed Licensed System or the installation of any optional software features on a previously installed Licensed System.

           1.25    Hardware Upgrade.  A "Hardware Upgrade" shall mean the
                   ----------------
installation of any hardware enhancement, with required software, to standard hardware features on a previously installed Licensed System or the installation of any

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

optional hardware features, with required software, on a previously installed Licensed System.

           1.26    Bitmap Font.  Bitmap Font shall mean the applicable digitally
                   -----------
encoded machine readable data in bitmap form for screen display and having a resolution of less than 150 dots per inch in the plurality of sizes then currently available from Adobe for a single Typeface in Macintosh format only delivered by Adobe to OEM for use with the associated Coded Font Program.

           1.27    Authorized Third Party(ies).  "Authorized Third Party(ies)"
                   ---------------------------
shall be the collective term for OEM's distributors and Authorized Service Companies (service companies that provide third party service and maintenance to End Users for OEM or OEM's distributors) who have entered into a written agreement containing the minimum terms and conditions described in Exhibit H
                                                                   ---------
("Authorized Third Party Agreement Minimum Terms and Conditions").

           1.28    Replacement Software.  "Replacement Software" shall mean a
                   --------------------
copy of the CPSI Application Object and Coded Font Programs intended for use in accordance with Paragraph 2.7 ("Replacement Software") as a maintenance spare
                -------------
for a specific Licensed System.

           1.29    Authorized Printer Engine Manufacturer Distributor.
                   --------------------------------------------------
"Authorized Printer Engine Manufacturer Distributor" shall mean a third party with whom OEM has entered into a written agreement for distribution of a Licensed System which includes a Designated Output Device supplied by such third party and other hardware and software components provided by OEM, and who are expressly identified as such in the attached Exhibit I ("Authorized Printer
                                             ---------
Engine Manufacturer Distributors") to this Agreement."

     6.    Paragraph 2 ("License Grants").  A new paragraph at the end of
           -----------
Paragraph 2.1.2 ("Coded Font Programs") is hereby added to read as follows:
- ---------------

           "OEM agrees that the Bitmap Fonts provided by Adobe will be distributed only in conjunction with the associated Coded Font Programs. OEM acknowledges that Bitmap Fonts will be available in a limited number of point sizes and may not be available at all for some Coded Font Programs. All of the terms and conditions applicable to the Coded Font Programs herein, including but not limited to the grant of rights in this Paragraph 2.1.2 and in Paragraph
                                           ---------------        ---------
2.1.7 ("Limited Functional Scope of License") through Paragraph 2.1.9 ("End-User
- -----                                                 ---------------
Licensing") and Paragraph 2.5 ("Reverse Engineering") shall apply to the Bitmap
                -------------
Fonts. Notwithstanding the foregoing, so long as the Bitmap Fonts are distributed in conjunction with the Coded Font Programs, no additional royalty is due Adobe under the terms of Paragraph 7.5 ("Payment of Royalties") for
                                -------------
distribution of the Bitmap Fonts."

     7.    Paragraph 2 ("License Grants").  Paragraph 2.1.6 ("Nondisclosure") is
           -----------                      ---------------
hereby deleted in its entirety and replaced by the following:

           "2.1.6  Nondisclosure.  OEM agrees that it will disclose the Adobe
                   -------------
Information only to employees and independent contractors with a need to know who have agreed in writing (i) not to disclose the Adobe Information to other parties, (ii) to use the Adobe Information for the sole benefit of OEM and only as permitted by this Agreement, and (iii) to take all reasonable precautions to prevent disclosure to other parties. OEM shall take all measures reasonably required, including prompt and appropriate action as required, to prevent unauthorized use or disclosure of Adobe Information by such authorized employees and independent contractors."

     8.    Paragraph 2 ("License Grants").  Paragraph 2.1.10 ("Protection
           -----------                      ----------------
Mechanisms") is hereby deleted in its entirety and replaced by the following:

           "2.1.10 Protection Mechanisms. OEM shall employ in conjunction with
                   ---------------------
the CPSI Application Object and Coded Font Programs licensed hereunder, copy protection, serialization, encryption or other License Management Mechanism to restrict or monitor unauthorized use of application software, as required by Adobe and as specified in the applicable CPSI Application Appendix. If no standard of protection is specified, OEM shall ensure that the CPSI Application Object and Coded Font Programs are encrypted, and, in the case of Other Coded Font Programs for Japanese Typefaces, copy protected as well."

     9.    Paragraph 2 ("License Grants").  New Paragraph 2.1.11 ("Additional
           -----------                          ----------------
Protection Mechanism") and 2.1.12 ("PostScript Product Certification Test
                           ------
Suite") are hereby added to the Agreement to read as follows:

           "2.1.11 Additional Protection Mechanism.  The parties acknowledge
                   -------------------------------
that the Licensed System may be in a network environment with the CPSI Application Object and Coded Font Programs located on a server. OEM shall employ a License Management Mechanism which permits the End User access to the CPSI Application Object and Coded Font Programs only if such use constitutes a Licensed Use, as that term is defined herein, and thus is covered by a license purchased by the End User from OEM. In the event that it comes to Adobe's attention that the License Management Mechanism has been violated and Adobe reasonably believes that there is unlicensed use of the CPSI Application Object and Coded Font Programs, OEM will use best efforts to supply a new License Management Mechanism within thirty (30) days after OEM receives notification of such violation. Should Adobe be able to demonstrate failure of the License Management Mechanism to reasonably prevent unlicensed use of the CPSI Application Object and Coded Font Programs, OEM will immediately stop shipment of the CPSI Application Object and Coded Font Programs until corrective measures can be taken. One license is required for each concurrent Licensed Use of the CPSI Application Object and Coded Font Programs.

           2.1.12  [*]
                                      -4-

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     10.                              [*]

     11.   Paragraph 2 ("License Grants").  The first sentence of Paragraph 2.5
           -----------                                            -------------
("Reverse Engineering") is hereby deleted in its entirety and replaced by the following:

           "OEM agrees that it will not reverse engineer, reverse compile, disassemble or otherwise attempt to create source code which is derived from the Adobe Software, Other Adobe-Supplied Software or Coded Font Programs or Demonstration Program(s) provided in object code form or [*]."

     12.   Paragraph 2 ("License Grants").  A new Paragraph 2.6  ("Authorized
           -----------                            -------------
Third Parties") and a new Paragraph 2.7 ("Replacement Software") are hereby added to the Agreement to read as follows:

           "2.6    Authorized Third Parties.
                   ------------------------

                   2.6.1 License Grant.  OEM shall have the right to provide
                         -------------
Replacement Software to Authorized Third Parties in accordance with a written agreement containing the minimum terms of Exhibit H ("Authorized Third Party
                                          ---------
Agreement Minimum Terms and Conditions"), solely for the purpose of performing maintenance, support, troubleshooting and related diagnostic services for Licensed Systems. OEM will use its best efforts to ensure that every copy of Replacement Software which it supplies to an Authorized Third Party hereunder is used solely for the purposes of servicing defective Licensed Systems. Replacement Software supplied for the purpose of servicing a defective Licensed System shall contain the same Coded Font Programs and version of CPSI Application Object as the Coded

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Font Programs and CPSI Application Object it replaces in the Licensed System.

                   2.6.2 Right to Sublicense. OEM may permit its Authorized
                         -------------------
Third Parties to provide the Replacement Software to their respective Authorized Service Companies solely for the purpose of performing the activities described in Paragraph 2.6.1 above so long as each such Authorized Service Company has
   ---------------
executed a written agreement which contains the minimum terms and conditions described in Exhibit H ("Authorized Third Party Minimum Terms and Conditions")
             ---------
prior to receipt of the Replacement Software. Upon Adobe's request, OEM agrees to supply Adobe with copies of such Authorized Third Party agreements. OEM acknowledges that it has no right to grant an Authorized Third Party the right to reproduce the Replacement Software or the Adobe Software or Coded Font Programs contained in the Replacement Software.

           2.7     Replacement Software.  Notwithstanding the terms of
                   --------------------
Paragraph 2.1 ("License to Sublicense Certain Software and Documentation"),
- -------------
Adobe grants OEM the right to distribute such Replacement Software either directly to End Users or through Authorized Third Parties in accordance with Paragraph 2.6 ("Authorized Third Parties"), provided that:
- -------------
                   (i) the versions of the CPSI Application Object and Coded Font Programs previously residing on the Licensed System are destroyed by OEM, its Subsidiary, or by the Authorized Third Party, subject to its Subsidiary or Authorized Third Party providing assurance in writing to OEM that the replaced copies of CPSI Application Object and Coded Font Programs have been destroyed. Upon request by Adobe, an officer of OEM shall certify in writing that all such replaced copies of the CPSI Application Object and Coded Font Programs have been destroyed or properly disposed of as required by this subparagraph; and

                   (ii) OEM keeps records of the number of such Replacement Software reproduced and distributed either directly or indirectly through its Subsidiary or Authorized Third Parties and supplies Adobe with copies of such records upon request; and

                   (iii) OEM agrees that written records on the use and disposition of the Replacement Software shall be maintained by OEM, its Subsidiary and/or its Authorized Third Parties ("Service Records"), and OEM agrees to make or require its Subsidiary or Authorized Third Parties to make such Service Records available to Adobe upon request within ninety (90) days thereafter; and further, such Service Records shall be supplied to Adobe in sufficient detail to allow Adobe to reasonably ascertain for itself the use and disposition of Replacement Software; and

                   (iv) OEM shall account for each shipment of Replacement Software in the reports submitted under Paragraph 7.5 ("Payment of Royalties")
                                        -------------
of the Agreement either as a royalty-bearing event or as a royalty-free distribution. All distribution of Replacement Software by OEM shall be royalty-free unless OEM fails to comply with the requirements set forth in Subparagraphs
                                                                   -------------
(i), (ii), and (iii) of this Paragraph 2.7 ("Replacement Software") in which
- ---  ----      -----         -------------
case OEM shall pay Adobe the Licensed System royalties and Coded Font Program royalties described in the applicable CPSI Application Appendix for such Replacement Software."

     13.   Paragraph 3. ("Development, Delivery and Acceptance").  The first
           -----------
sentence of Paragraph 3.2 ("Adobe Software Development") is hereby deleted in
            -------------
its entirety and replaced by the following:

           "Adobe shall use its best efforts to develop and modify the Adobe Software for use as part of the CPSI Application in the Computer System environment specified in the applicable CPSI Application Appendix and in conformance with the functional description of the Adobe Software as described in Exhibit G ("Configurable PostScript Interpreter Functional Specification"),
   ---------
hereto, subject to the following limitations."

     14.                           [*]

     15.                           [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     16.  Paragraph 3 ("Development, Delivery and Acceptance"). Paragraph 3.8
          -----------                                           -------------
[*] is hereby deleted in its entirety and replaced by the following:

                                     [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     17.  Paragraph 3 ("Development, Delivery and Acceptance").  The first
          -----------
sentence of Paragraph 3.9 ("PostScript Language Addendum") is hereby deleted in
            -------------
its entirety and replaced by the following:

          "OEM will provided Adobe with a draft version of a PostScript Language Addendum for each Licensed System in a mutually agreeable format in advance of the time when OEM provides test results for Adobe's review under Paragraph 3.8.2
                                                                 ---------------
("Adobe certification") above or in accordance with the milestone set forth in a CPSI Application Object.

     18.   Paragraph 3 ("Development, Delivery and Acceptance"). A new Paragraph
           -----------                                                 ---------
3.10 ("OEM Training") is hereby added to the Agreement to read as follows:
- ----

           "3.10   OEM Training.  OEM agrees that if such training has not
                   ------------
already been completed, it will send at least two technically qualified employees and/or independent contractors to attend one of Adobe's authorized PostScript language training classes for five (5) days prior to its initiating its first development effort under this Agreement. OEM will pay the costs of travel and accommodations for its personnel and shall reimburse Adobe for such training at Adobe's then current standard rates."

     19.   Paragraph 4 ("Proprietary Rights").  The first sentence of Paragraph
           -----------                                                ---------
4.2 ("Adobe Trade Secrets") is hereby deleted in its entirety and replaced by
- ---
the following:

           "OEM agrees that the Demonstration Program(s) in source code form and those techniques, algorithms, and processes contained in the Adobe Software, Other Adobe-Supplied Software, Coded Font Programs and Demonstration Program(s) and the information contained in the Template and the PostScript Product Certification Test Suite which have been developed, acquired or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe or its suppliers, and will be used by OEM only in accordance with the terms of this Agreement."

     20.   Paragraph 4 ("Proprietary Rights").  Paragraph 4.3 ("Unauthorized
           -----------                          -------------
Distribution or Copying") is hereby deleted in its entirety and replaced by the following:

           "4.3    Unauthorized Distribution or Copying.  OEM agrees that (a)
                   ------------------------------------
distributing, copying, duplicating or otherwise reproducing all or any part of the Adobe Software, Other Adobe-Supplied Software, Demonstration Program(s), PostScript Product Certification Test Suite, Coded Font Programs or Documentation (except as expressly permitted by this Agreement), (b) distributing copies of all or any portion of the Adobe Software, Other Adobe-Supplied Software, Demonstration Program(s) or Coded Font Programs other than in the form of royalty-bearing End User products; (c) failing to ensure that each End User of the CPSI Application and Coded Font Programs first obtains a license and pays the appropriate royalty fee in accordance with the royalty provisions contained herein; or (d) distributing the CPSI Application Object or Coded Font Programs for use on other than a Computer System, or for use in conjunction with an output device that is not a Designated Output Device, will be considered a material breach of this Agreement."

     21.   Paragraph 6 ("Export").  Paragraph 6 is hereby deleted in its
           -----------              -----------
entirety and replaced by the following:

           "6.     EXPORT, OEM shall not knowingly, without prior authorization,
                   ------
required, of the Office of Export Administration ("OEA"), export or re-export (as defined in Section 779.1(b)-(c) of the Export Administration Regulations - "Regulations" - and any amendments thereto) to any Group Q, S, W, Y or Z country specified in Supplement No. 1 to Section 770 of the Regulations as amended from time to time (i) any Adobe Information or (ii) the immediate product (including processes and services) produced directly by use of any Adobe Information. The provisions of this Paragraph shall survive notwithstanding any cancellation, termination or expiration of this Agreement."

     22.   Paragraph 7 ("Payments").  Paragraphs 7.1 ("CPSI Application
           -----------                --------------
Payments") and 7.2 ("Coded Font Program Royalties") are hereby deleted in their
               ---
entirety and replaced by the following:

           "7.1    CPSI Application Payments.  OEM shall pay Adobe in U.S.
                   -------------------------
Dollars the software license fees and per Licensed Use royalties set forth in each CPSI Application Appendix hereto. OEM shall pay Adobe a separate royalty for each concurrent Licensed Use of the CPSI Application Object.

           7.2     Coded Font Program Royalties.  OEM shall also pay to Adobe
                   ----------------------------
the per Licensed Use royalties for the Roman Initial Installation Coded Font Programs, Roman Additional Coded Font Programs, if any, and Other Coded Font Programs, if any, distributed with each CPSI Application Object, in the amount specified in the applicable CPSI Application Appendix hereto."

     23.   Paragraph 7 ("Payments").  Paragraphs 7.5 ("Payment of Royalties"),
           -----------                --------------
7.6 ("When Royalties Are Earned") and 7.7 ("Right of Audit") are hereby deleted
- ---                                   ---
in their entirety and replaced by the following:

           "7.5    Payment of Royalties.  All royalties due in accordance with
                   --------------------
the terms of this Agreement shall be paid in U.S. Dollars within 30 days after the end of each calendar quarter. With each royalty payment OEM shall include a written summary, broken out by month of sale and country categories (U.S., Canada, Europe, Far East, Rest of World), of: (a) the number and types of Licensed Systems distributed or used internally by OEM during the quarter; (b) the number and types of Roman and Other Coded Font Programs, by Typefaces, bundled with the CPSI Application Object for use as a part of a Licensed System and licensed to End Users or used internally by OEM during the quarter; (c) the number of licenses for licensed Use of the CPSI Application Object and Coded Font Programs purchased by End Users during the quarter; and (d) any other information which may be required to determine whether OEM is paying the correct royalty amount hereunder. Licensed Systems which are returned for which refunds are made or a credit is issued by OEM shall be credited by OEM against royalties due to Adobe for such Licensed Systems; provided however, that in the event OEM provided a partial refund (or credit) of the price of a returned Licensed System, OEM shall be entitled to obtain a corresponding partial credit against royalties due for such Licensed System. At Adobe's request, OEM shall orally advise Adobe each month of its estimate of the number of Licensed Systems shipped by OEM and the number of licenses for Licensed Use purchased by End Users during the previous month and the royalties accrued thereby. Such oral communication shall be subject to final adjustment by OEM at the end of each accounting period.

           7.6     When Royalties Are Earned.  All royalties due hereunder shall
                   -------------------------
be earned on the date OEM ships a Licensed System to its customer or upon the purchase of a license for a Licensed Use of the CPSI Application Object and Coded Font Programs by an End User, except that in the event of shipment of the CPSI Application Object between OEM and its Subsidiary or as between such Subsidiaries for resale, such royalties shall be earned when the CPSI Application Object and Coded Font Programs are first shipped to a customer other than OEM and any such Subsidiaries.

           7.7     Right of Audit.  OEM shall maintain a complete, clear,
                   --------------
accurate record of: (a) the number and types of licensed Systems distributed or used internally by OEM and the number of licenses for Licensed Use purchased by End Users during the quarter; (b) the number and types of Roman and Other Coded Font Programs, by Typefaces, bundled with the CPSI Application Object for use as part of a Licensed System and licensed to End Users or used internally by OEM during the quarter; and (c) any other information which may be required to determine whether OEM is paying the correct royalty amount hereunder. To ensure compliance with the terms of this Agreement, Adobe shall have the right to conduct an inspection and audit of all the relevant accounting and sales books and records of OEM during regular business hours at OEM's offices and in such a manner as not to interfere with OEM's normal business activities. In no event shall audits be made hereunder more frequently than every six

(6) months. If such inspections should disclose any underreporting, OEM shall promptly pay Adobe such amount, together with interest thereon at the rate of 1-1/2% per month or the highest interest rate allowed by law, whichever is lower, from the date on which such amount became due."

     24.   Paragraph 12 ("Internal Improvements; Continuing Support").  The
           ------------
second sentence of Paragraph 12.1 ("Internal Improvements") is hereby deleted in
                   --------------
its entirety and replaced by the following:

           "OEM may distribute such Internal improvements to licensed End Users who have paid the applicable Licensed Use royalties for use with previously distributed Licensed Systems containing the CPSI Application Object [*]."

     25.   Paragraph 13 ("Cancellation").  Paragraph 13.4.2 ("Return of
           ------------                    ----------------
Proprietary Information") is hereby deleted in its entirety and replaced by the following:

           "13.4.2 Return of Proprietary Information.  Subject to Paragraph
                   ---------------------------------              ---------
13.4.6 ("Continued Support") below, OEM shall erase, destroy or return to Adobe
- ------
all of Adobe's proprietary information in its possession, [*]. Upon Adobe's request, OEM shall warrant in writing its return or destruction of Adobe's proprietary information within thirty (30) days of cancellation, termination, or expiration."

     26.   A new Paragraph 15 ("Right to Use Authorized Printer Engine
                 ------------
Manufacturer Distributors") is added to the Agreement to read as follows:

           "15.    Right to Use Authorized Printer Engine Manufacturer
                   ---------------------------------------------------
Distributors. OEM may distribute Licensed Systems which include a Designated Output Device through a third party identified in Exhibit I ("Authorized Printer
                                                  ---------
Engine Manufacturer Distributor") attached hereto. Such identified third party may, in conjunction with marketing and distributing (directly and indirectly) Licensed Systems to End Users, market and distribute Adobe Software and Coded Font Programs, provided however, that such third party shall have no right to alter, reproduce or make copies of any Adobe Software or Coded Font Programs contained in the Licensed System, manufacture any portion of the Licensed System other than the Designated Output Device specified in the applicable CPSI Application Appendix and Exhibit I hereto, alter the functionality of any portion of the Licensed System manufactured by OEM or market or distribute any portion of the Licensed System other than the applicable Designated Output Device (including cables) under such third party's trademarks. Notwithstanding the above, OEM may include the identified third party's trademarks with any portion of the Licensed System manufactured by OEM and the identified third party may market or distribute Licensed Systems with such third party's trademarks. OEM shall use best efforts to ensure that (i) such third party's distribution of the Licensed Systems will be accompanied by an OEM End User License as set forth in Paragraph 2.17 of the Agreement; and (ii) such third
                        --------------
party uses the applicable

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Trademarks and Adobe Trademarks in its catalogs, advertising, packaging, and promotional materials relating to the Licensed System in accordance with accepted trademark practice, including identification of the Trademark Owner; provided, however, that OEM shall prohibit such distribution of a Licensed System in Taiwan in conjunction with such third party's use of the Trademarks and Adobe Trademarks. OEM shall provide in the written agreement with such third party an express statement that Adobe shall have no responsibility to provide direct support or service to such third party. OEM acknowledges that the grant of such right to use authorized third parties to distribute Licensed Systems does not in any way affect OEM's obligation to account for and pay all royalties for Licensed Systems distributed by such authorized third parties with such royalties deemed to be earned by Adobe at the time OEM ships an accelerator card, Adobe Software and accompanying Coded Font Programs to such third party."

     27.   A new Exhibit G ("Configurable PostScript Interpreter Functional
                 ---------
Specification") is hereby added to the Agreement and is attached hereto.

     28.   A new Exhibit H ("Authorized Third Party Agreement Minimum Terms and
                 ---------
Conditions") is hereby added to the Agreement and is attached hereto.

     29.   A new Exhibit I ("Authorized Printer Engine Manufacturer
                 ---------
Distributors") is hereby added to the Agreement and is attached hereto.

     30. All other terms and conditions of the Agreement shall remain in full force and effect.

     31.   Paragraph 15 ("General") and all subparagraphs thereto are renumbered
           ------------
as Paragraph 16 ("General") and all subparagraphs thereto are renumbered
   ------------
appropriately.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be signed by their duly authorized representatives.

Adobe:                                   OEM:

ADOBE SYSTEMS INCORPORATED               SUPERMAC TECHNOLOGY
                                         INCORPORATED

By:  /s/ John E. Warnock                 By:  /s/ Louis J. Doctor
   -------------------------------          ----------------------------


      John E. Warnock                    Louis J. Doctor
- ----------------------------------       -------------------------------
Printed Name                             Printed Name


Title:  Chief Executive Officer          Title:  EVP
      ----------------------------             -------------------------

Date:    7/28/93                         Date:   7/16/93
      ----------------------------             -------------------------

                                   EXHIBIT G
                                   ---------

         Configurable PostScript Interpreter Functional Specification

                                     [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT H
                                   ---------

                       Authorized Third Party Agreement
                         Minimum Terms and Conditions

     1.    License.  Licensor may provide to Licensee Software media containing
           -------
the CPSI Software and/or Coded Font Programs from Adobe ("Replacement Software") for maintenance or repair purposes only. Licensee may use the Replacement Software for the performance of maintenance, support, troubleshooting and related diagnostic services for the Licensed System.

     If Licensee is SuperMac's OEM or distributor, Licensee may provide the Replacement Software to its Authorized Service Companies performing the activities described above so long as each such Authorized Service Company has executed a written agreement containing these minimum terms and conditions, and provided SuperMac Technology, Inc. and Adobe Systems Incorporated are listed as third party beneficiaries of such written agreement.

     2.    Replacement.  All defective copies of the Software which contain the
           -----------
CPSI Software or Coded Font Programs from Adobe shall be replaced with Replacement Software on a "like-for-like" basis. Licensee must destroy the version of the CPSI Software previously residing on the Licensed System or return them to SuperMac. Licensee shall keep records of the disposition of such replaced copies of the CPSI Software and shall provide SuperMac with reports containing such information upon SuperMac's request.

     3.    Restrictions.  Licensee agrees it will not reproduce, modify, reverse
           ------------
assemble, reverse compile or otherwise reverse engineer the Replacement Software in whole or in part or allow any other party to do so while Replacement Software is in its possession or under its control.

     4.    Third Party Beneficiary.  Licensee is hereby notified and
           -----------------------
acknowledges that Adobe Systems Incorporated, 1585 Charleston Road, Mountain View, California 94039-7900 ("Adobe") is a third-party beneficiary of any agreement between Licensee and Licensor that pertains to the Replacement Software. The provisions of such agreements are made expressly for the benefit of Adobe and are enforceable by Adobe in addition to SuperMac. Licensee further acknowledges that if it fails to comply with the applicable terms and conditions of such agreement, Adobe shall have the right to terminate this Agreement under the terms of Paragraph 5 below and further, Adobe shall be entitled to equitable
             -----------
relief to protect its interests, including but not limited to injunctive relief, in addition to any other rights and remedies provided by law.

     5.    Termination.  Licensor may terminate this Agreement at any time for
           -----------
breach of the provisions set forth in Paragraph 2 and 3 above by providing
                                      -----------     -
Licensee with a notice of termination, and upon receiving such notice Licensee shall immediately discontinue use of the Replacement Software. Within ten (10) days of such termination,

Licensee shall have (i) returned to Licensor all copies of the Replacement Software in its possession or under its control; and (ii) presented to Licensor a certificate signed by a corporate office of Licensee stating that all such copies of the Replacement Software have been returned or destroyed.

                                   EXHIBIT I
                                   ---------

              Authorized Printer Engine Manufacturer Distributors


     Authorized Printer Engine Manufacturer Distributors must be specified in this Exhibit I. Licensed Systems must be specified in this Exhibit I. All
     ---------                                             ---------
requests for changes to this Exhibit must be submitted to Adobe in writing and such changes shall apply only if subsequently approved by Adobe by the issuance of an updated Exhibit I.
              ---------

                                        LICENSED SYSTEMS
THIRD-PARTY             ACCELERATOR CARD     DESIGNATED OUTPUT DEVICE/MODEL
- -----------             ----------------     ------------------------------
Fuji Xerox              Midrange SM-ICS           A Color 630
                                                  A Color 635


Fuji Xerox              High-end SM-ICS           A Color 630
                                                  A Color 635

Xerox                   Midrange SM-ICS           Majestic

Xerox                   High-end SM-ICS           Majestic

Rank Xerox              Midrange SM-ICS           Majestic

Rank Xerox              High-end SM-ICS           Majestic

                                AMENDMENT NO. 3
                                    TO THE
                    CONFIGURABLE POSTSCRIPT(TM) INTERPRETER
                             OEM LICENSE AGREEMENT
                     AND AMENDMENT NO. 3 TO APPENDIX NO. 1
                AND AMENDMENT NO. 1 TO APPENDICES NOS. 2 AND 3
                                    BETWEEN
                          ADOBE SYSTEMS INCORPORATED
                                      AND
                       SUPERMAC TECHNOLOGY INCORPORATED


                      Effective date:  September 19, 1994
                                       ------------------

     THIS AMENDMENT NO. 3 (the "Amendment") to the Configurable PostScript Interpreter OEM License Agreement (the "Agreement") between SuperMac Technology Incorporated ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of September 18, 1992, amends the Agreement and Appendices Nos. 1, 2, and 3 in certain respects as follows:

     WHEREAS, Adobe has revised its procedures for bundling Coded Font Programs for use with Licensed Systems incorporating a version of the CPSI Application;

     WHEREAS, Adobe has standardized its procedures regarding royalty payments for such bundled Coded Font Programs;

     NOW, THEREFORE, the parties agree to modify and amend the Agreement and Appendix No. 1 and Appendix No. 2 and Appendix No. 3 as follows:

A.   Adobe and OEM hereby agree to modify the Agreement as follows:

     1.    Paragraph 1.4 ("Coded Font Programs"): Paragraph 1.4 ("Coded Font
           -------------                          -------------
     Programs") is hereby amended by adding the phrase: ", in Schedule 1 to
                                                              ----------
     Exhibit K ("Licensed Use Royalties for Coded Font Programs") hereto" before
     ---------
     the phrase: "or in the applicable CPSI Application Appendix hereto" in lines four and five and before the phrase "or in any CPSI Application Appendix" in the last line.

     2.    Paragraph 1.4.1 ("Roman Initial Installation Coded Font Programs")
           ---------------
     and Paragraph 1.4.2 ("Roman Additional Coded Font Programs"): Paragraph
         ---------------                                           ---------
     1.4.1 ("Roman Initial Installation Coded Font Programs") and Paragraph
     -----                                                        ---------
     1.4.2 ("Roman Additional Coded Font Programs") are hereby amended to add
     -----
     the
     phrase: ", in Schedule 1 to Exhibit K ("Licensed Use Royalties for
                   ----------    ---------
     Coded Font Programs") hereto" before the phrase: "or in a CPSI Application Appendix hereto" in line four of each Paragraph.

     3.    Paragraph 1.4.3 ("Other Coded Font Programs"): Paragraph 1.4.3
           ---------------                                ---------------
     ("Other Coded Font Programs") is hereby amended to add the phrase: "which are identified in Schedule 2 to Exhibit K ("Licensed Use Royalties for
                       ----------    ---------
     Coded FONT Programs") hereto or" before the phrase: "which are identified in a CPSI Application Appendix hereto" in lines three and four.

     4.    Paragraph 1.19 ("Typeface"): Paragraph 1.19 ("Typeface") is hereby
           --------------               --------------
     amended by adding the phrase: ", in Schedules 1 or 2 to Exhibit K
                                         -----------    -    ---------
     ("Licensed Use Royalties for Coded Font Programs") hereto" before the phrase: "or in any CPSI Application Appendix." in line 5.

     5.    Paragraph 7.2 ("Coded Font Program Royalties"): Paragraph 7.2 ("Coded
           -------------                                   -------------
     Font Program Royalties") is hereby amended by adding the phrase: "in accordance with the terms and conditions set forth in Exhibit K ("Licensed
                                                           ---------
     Use Royalties for Coded Font Programs") hereto or" before the phrase: "in the amount specified in the applicable CPSI Application Appendix hereto" in the last sentence.

     6.    Paragraph 10.1 ("Trademark License"): Paragraph 10.1 ("Trademark
           --------------                        --------------
     License") is hereby amended by adding the phrase: ", in Schedules 1 or 2 to
                                                             -----------    -
     Exhibit K ("Licensed Use Royalties for Coded Font Programs") hereto" before
     ---------
     the phrase: "or in a CPSI Application Appendix." in line 6 of the second paragraph thereto.

     7.    Paragraph 10.2 ("Ownership of Trademarks"): Paragraph 10.2
           --------------                              --------------
     ("Ownership of Trademarks") is hereby amended by adding the phrase: ", in Schedules 1 or 2 to Exhibit K ("Licensed Use Royalties for Coded Font
     -----------    -    ---------
     Programs") hereto" before the phrase: "or the applicable CPSI Application Appendix," in line 15.

     8.    Exhibit K ("Licensed Use Royalties for Coded Font Programs"): Exhibit
           ---------                                                     -------
     K ("Licensed Use Royalties for Coded Font Programs") is hereby added to the
     -
     Agreement and is attached hereto.

B. Adobe and OEM hereby agree to modify the Appendix No. 1 to the Agreement as follows:

     1.    Paragraph E ("Adobe Deliverables:").  Paragraph E(5) ("Coded Font
           -----------                           --------------
     Programs:") is hereby deleted in its entirety and replaced by the following:

     "(5)  Coded Font Programs:  OEM shall bundle the Roman Coded Font Programs
           -------------------
           as per Paragraph 1(a) ("Roman Coded Font Programs") of Exhibit K
                  --------------                                  ---------
           ("Licensed Use Royalties for Coded Font Programs") with each Licensed System distributed hereunder (a "Roman Version"). OEM agrees that with each Licensed System distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified above for Roman Versions. Additionally, OEM shall bundle the Coded Font Programs for Japanese Typefaces as per Paragraph l(b)
                                                                 --------------
           ("Coded Font Programs for Japanese Typefaces") and Paragraph 1(c)
                                                              --------------
           ("Distribution Media") of Exhibit K ("Licensed Use Royalties for
                                     ---------
           Coded Font Programs"), with every Licensed System distributed for use in Japan. OEM may license additional fonts for use with an existing Licensed System but only as described in Paragraphs 1(d) and 1(e) of
                                                    ---------------     ----
           Exhibit K to the Agreement."
           ---------

     2.    Paragraph I ("Applicable Royalties:").  Paragraph I(2) ("Coded Font
           -----------                             --------------
     Program Royalties:") is hereby deleted in its entirety and replaced by the following:

     "(2)  Coded Font Program Royalties:  The Licensed Use Royalties for Coded
           ----------------------------
           Font Programs distributed bundled with or as an upgrade to a Licensed System under this Appendix shall be in accordance with Exhibit K
                                                                  ---------
           ("Licensed Use Royalties for Coded Font Programs") herein."

     3.    Paragraph J ("Roman Initial Installation Coded Font Programs:") is
           -----------
     hereby deleted in its entirety and replaced by the following:

     "J.   Roman Initial Installation Coded Font Programs:

           The Roman Initial Installation Coded Font Programs distributed with Licensed Systems under this Appendix shall be as set forth in Paragraph 1 of Attachment 1 to Schedule 1 of Exhibit K ("Licensed Use
           -----------    ------------    ----------    ---------
           Royalties for Coded Font Programs") and in Paragraph 1 ("Coded Font
                                                      -----------
           Program Distribution") to Exhibit K herein."
                                     ---------
     4.    Paragraph K ("Roman Additional Coded Font Programs:") is hereby
           -----------
     deleted in its entirety and replaced by the following:

           "K.     Roman Additional Coded Font Programs:

                   The Roman Additional Coded Font Programs distributed with Licensed Systems under this Appendix shall be as set forth in Paragraph 2 of Attachment 1 to Schedule 1 of Exhibit K
                   -----------    ------------    ----------    ---------
                   ("Licensed Use Royalties for Coded Font Programs") and in Paragraph 1 ("Coded Font Program Distribution") to Exhibit K
                   -----------                                        ---------
                   herein."

     5.    Paragraph L ("Coded Font Programs for Japanese Typefaces:") is hereby
           -----------
     deleted in its entirety and replaced by the following:

     "L.     Coded Font Programs for Japanese Typefaces:

             The Coded Font Programs for Japanese Typefaces distributed with Licensed Systems under this Appendix shall be as set forth in Paragraph 1 of Schedule 2 to Exhibit K ("Licensed Use Royalties for
             -----------    ----------    ---------
             Coded Font Programs") and in Paragraph 1 ("Coded Font Program
                                          -----------
             Distribution") to Exhibit K herein."
                               ---------

C. Adobe and OEM hereby agree to modify the Appendix No. 2 to the Agreement as follows:

     1.    Paragraph I ("Applicable Royalties:").  Subparagraph I(1)d.(ii)
           -----------                             -----------------------
     ("Japanese List Price.") is hereby deleted in its entirety and replaced by the following:

                   "(ii)  Japanese List Price.  The Japanese List Price shall
                          -------------------
           mean OEM's published List Price in Japanese yen to End Users for quantity one (1) of a fully functioning Japanese Version with the minimum required Coded Font Programs for Japanese Typefaces (as described in Paragraph I(2)b, as amended, below) of a Licensed System
                        ---------------
           as described in Paragraph C above, for distribution in Japan. The
                           -----------
           Japanese List Price shall apply for the purpose of royalty calculations hereunder for each Licensed Use of a Japanese Version of the Licensed System distributed for use throughout the world. The Japanese List Price shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates quoted in the Wall Street Journal at the end of the first and last days of the relevant quarterly accounting period defined in Paragraph 7.5 ("Payment of
                                                  -------------
           Royalties") of the Agreement. OEM shall use the converted Japanese List Price to calculate the royalty for CPSI Application hereunder."

     2.    Paragraph I ("Applicable Royalties:").  Paragraph I(2) ("Licensed Use
           -----------                             --------------
     Royalty for CPSI Application:") is hereby deleted in its entirety and replaced by the following:

     "(2)  Licensed Use Royalties for CPSI Application:
           -------------------------------------------

           a.      Roman Versions. OEM shall bundle the Roman Coded Font
                   --------------
           Programs in accordance with Paragraph 1(a) ("Roman Coded Font Programs") of Exhibit K ("Licensed Use Royalties for Coded Font
                         ---------

           Programs") with each Licensed System distributed hereunder (a "Roman Version").

                                      [*]


           b.      Japanese Versions.  OEM agrees that with each Licensed System
                   -----------------
           distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified in Paragraph I(2)a
                                                              ---------------
           above for Roman Versions. Additionally, OEM shall bundle the Coded Font Programs for Japanese Typefaces in accordance with Paragraph
                                                                   ---------
           l(b) ("Coded Font Programs for Japanese Typefaces") and Paragraph
           ----                                                    ---------
           l(c) ("Distribution Media") of Exhibit K ("Licensed Use Royalties for
           ----                           ---------
           Coded Font Programs"), with every Licensed System distributed for use in Japan. Font upgrades may be distributed in accordance with Paragraphs l(d) ("Distribution of Japanese Versions and Font
           ---------------
           Upgrades") and 1(f) ("Distribution of CPSI Application with Font
                          ----
           Upgrade") of Exhibit K to the Agreement.
                        ---------

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     3.    Paragraph I ("Applicable Royalties:").  Paragraph I(5) ("Licensed Use
           -----------                             --------------
     Royalty for Coded Font Programs:") is hereby deleted in its entirety and replaced by the following:

     "(5)  Licensed Use Royalties for Coded Font Programs:
           ----------------------------------------------

           The Licensed Use Royalties for Coded Font Programs distributed bundled with or as an upgrade to a Licensed System under this Appendix shall be in accordance with Paragraph 2 of Exhibit K
                                                -----------    ---------
           ("Licensed Use Royalties for Coded Font Programs") herein."

     4.    Paragraph J ("Roman Initial Installation Coded Font Programs:") is
           -----------
     hereby deleted in its entirety and replaced by the following:

     "J.   Roman Initial Installation Coded Font Programs:

           The Roman Initial Installation Coded Font Programs distributed with Licensed Systems under this Appendix shall be as set forth in Paragraph 1 of Attachment 1 to Schedule 1 of Exhibit K ("Licensed Use
           -----------    ------------    ----------    ---------
           Royalties for Coded Font Programs") and in Paragraph 1 ("Coded Font Program Distribution") to Exhibit K herein."
                                     ---------

     5.    Paragraph K ("Additional Coded Font Programs:") is hereby deleted in
           -----------
     its entirety and replaced by the following:

     "K.   Roman Additional and Other Coded Font Programs:

     (1) The Roman Additional Coded Font Programs distributed with Licensed Systems under this Appendix No. 2 shall be as set forth in Paragraph 2 of
                                                                -----------
     Attachment 1 to Schedule 1 of Exhibit K ("Licensed Use Royalties for Coded
     ------------    ----------    ---------
     Font Programs") and in Paragraph 1 ("Coded Font Program Distribution") of
                            -----------
     Exhibit K herein.
     ---------

     (2) The Coded Font Programs for Japanese Typefaces distributed with Licensed Systems under this Appendix No. 2 shall be as set forth in Paragraph 1 to Schedule 2 of Exhibit K ("Licensed Use Royalties for Coded
     -----------    ----------    ---------
     Font Programs") and in Paragraph 1 ("Coded Font Program Distribution") of
                            -----------
     Exhibit K herein."
     ---------

D. Adobe and OEM hereby agree to modify the Appendix No. 3 to the Agreement as follows:

     1.    Paragraph I ("Applicable Royalties:").  Subparagraph I(1)c.(ii)
           -----------                             -----------------------
     ("Japanese List Price.") is hereby deleted in its entirety and replaced by the following:

             "(ii) Japanese List Price. The Japanese List Price shall mean
                   -------------------
             OEM's published List Price in Japanese yen to End Users for quantity one (1) of a Japanese Version with the minimum required Coded Font Programs for Japanese Typefaces (as described in Paragraph I(2)b, as amended, below) of a Licensed System with
             ---------------
             Minimum Configuration as described in Paragraph C above, for
                                                   -----------
             distribution in Japan. The Japanese List Price shall apply for the purpose of royalty calculations hereunder for each Licensed Use of a Japanese Version of the Licensed System distributed for use throughout the world. The Japanese List Price shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates quoted in the Wall Street Journal at the end of the first and last days of the relevant quarterly accounting period defined in Paragraph 7.5 ("Payment of Royalties") of the Agreement. OEM shall
             -------------
             use the converted Japanese List Price to calculate the royalty for CPSI Application hereunder."

     2.    Paragraph I ("Applicable Royalties:").  Paragraph I(2) ("Licensed Use
           -----------                             --------------
     Royalty for CPSI Application:") is hereby deleted in its entirety and replaced by the following:

     "(2)  Licensed Use Royalty for CPSI Application:
           -----------------------------------------

           a.  Roman Versions. OEM shall bundle the Roman Coded Font
               --------------
           Programs in accordance with Paragraph 1(a) ("Roman Coded Font Programs") of Exhibit K ("Licensed Use Royalties for Coded Font
                         ---------
           Programs") with each Licensed System distributed hereunder (a "Roman Version").


                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

           b.      Japanese Versions.  OEM agrees that with each Licensed System
                   -----------------
           distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified in Paragraph I(2)a
                                                              ---------------
           above for Roman Versions. Additionally, OEM shall Bundle the Coded Font Programs for Japanese Typefaces in accordance with Paragraph
                                                                   ---------
           1(b) ("Coded Font Programs for Japanese Typefaces") and Paragraph
           ----                                                    ---------
           1(c) ("Distribution Media") of Exhibit K ("Licensed Use Royalties for
           ----                           ---------
           Coded Font Programs"), with every Licensed System distributed for use in Japan. Font upgrades may be distributed in accordance with Paragraphs l(d) ("Distribution of Japanese Versions and Font
           ---------------
           Upgrades") and 1(f) ("Distribution of CPSI Application with Font
                          ----
           Upgrade") of Exhibit K to the Agreement.
                        ---------


                                      [*]


     3.    Paragraph I ("Applicable Royalties:").  Paragraph I(5) ("Licensed Use
           -----------                             --------------
           Royalty for Coded Font Programs:") is hereby deleted in its entirety and replaced by the following:

     "(5)  Licensed Use Royalties for Coded Font Programs:
           ----------------------------------------------

           The Licensed Use Royalties for Coded Font Programs distributed bundled with or as an upgrade to a Licensed System under this Appendix shall be in accordance with Paragraph 2 of Exhibit K
                                                -----------    ---------
           ("Licensed Use Royalties for Coded Font Programs") herein."

     4.    Paragraph J ("Roman Initial Installation Coded Font Programs:") is
           -----------
     hereby deleted in its entirety and replaced by the following:

     "J.   Roman Initial Installation Coded Font Programs:

           The Roman Initial Installation Coded Font Programs distributed with Licensed Systems under this Appendix shall be as set forth in Paragraph 1 of Attachment 1 to Schedule 1 of Exhibit K ("Licensed Use
           -----------    ------------    ----------    ---------
           Royalties for Coded Font Programs") and in Paragraph 1 ("Coded Font Program Distribution") to Exhibit K herein."
                                     ---------

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     5.    Paragraph K ("Additional Coded Font Programs:") is hereby deleted in
           -----------
     its entirety and replaced by the following:

     "K.   Roman Additional and Other Coded Font Programs:

     (1) The Roman Additional Coded Font Programs distributed with Licensed Systems under this Appendix No. 3 shall be as set forth in Paragraph
                                                                      ---------
           2 of Attachment 1 to Schedule 1 of Exhibit K ("Licensed Use Royalties
           -    ------------    ----------    ---------
           for Coded Font Programs") and in Paragraph 1 ("Coded Font Program
                                            -----------
           Distribution") of Exhibit K herein.
                             ---------
     (2) The Coded Font Programs for Japanese Typefaces distributed with Licensed Systems under this Appendix No. 3 shall be as set forth in Paragraph 1 to Schedule 2 of Exhibit K ("Licensed Use Royalties for
           -----------    ----------    ---------
           Coded Font Programs") and in Paragraph 1 ("Coded Font Program
                                        -----------
           Distribution") of Exhibit K herein."
                             ---------
E. All other terms and conditions of the Agreement and of Appendix No. 1 to the Agreement and of Appendix No. 2 to the Agreement and of Appendix No. 3 to the Agreement, as amended, shall remain in full force and effect.

Adobe:                                     OEM:

ADOBE SYSTEMS INCORPORATED                 SUPERMAC TECHNOLOGY
                                           INCORPORATED

By:/s/ S.A. MacDonald                      By:/s/ Mark Housley
   ------------------------------------       ----------------------------------

Print                                      Print
Name:S.A. MacDonald                        Name:   Mark Housley
     ----------------------------------          -------------------------------

Title:Sr. V.P., General Manager, SPD       Title  General Manager
      ---------------------------------          -------------------------------

Date:  9/22/94                             Date:  9/19/94
     ----------------------------------         --------------------------------

                                   EXHIBIT K
                                   ---------

                Licensed Use Royalties for Coded Font Programs

1.   Coded Font Program Distribution.
     -------------------------------

OEM may reproduce the Coded Font Programs delivered by Adobe hereunder solely at the Reproduction Locations and only for distribution with Licensed Systems.

     (a)   Roman Coded Font Programs.  OEM agrees that with each Licensed System
           -------------------------
distributed for use outside of Japan (a "Roman Version"), OEM shall bundle the Roman Initial Installation Coded Font Programs identified in Paragraph 1 of
                                                             -----------
Attachment 1 attached hereto.  OEM may also distribute a Roman Version bundled
- ------------
with Roman Additional Coded Font Programs or Other Coded Font Programs solely in one of the Optional Packages specified in Attachment 1 to Schedule 1 to this
                                          ------------    ----------
Exhibit K.
- ---------

     (b)   Coded Font Programs for Japanese Typefaces. OEM agrees that with each
           ------------------------------------------
Licensed System distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Initial Installation Coded Font Programs as specified in Paragraph l(a) of this Exhibit K for Roman Versions. Additionally, with each
- --------------         ---------
Japanese Version, OEM shall bundle a minimum of the [*] Coded Font
Programs for Japanese Typefaces identified in Paragraph 1 of Schedule 2 to this
                                              -----------    ----------
Exhibit K
- ---------
[*] OEM may also distribute a Japanese Version bundled with

[*] Coded Font Programs for Japanese Typefaces in any of the bundled configurations specified in Schedule 2.

     (c)   Distribution Media.  Such Coded Font Programs for Japanese Typefaces
           ------------------
will be distributed on mutually agreeable distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. In particular, to prevent an End User from substituting one font configuration for the original font configuration licensed with the Licensed System, OEM shall employ a different set of code ROMs (with a different identification code) to distinguish the original font configuration from the other font configuration. Special character set encodings are not provided.

     (d)   Distribution of Japanese Versions and Font Upgrades.  OEM is not
           ---------------------------------------------------
required to bundle the Coded Font Programs for Japanese Typefaces with Licensed Systems distributed for use outside of Japan. However, if OEM decides to distribute

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall bundle the Coded Font Programs for Japanese Typefaces in accordance with Paragraphs l(b) and (c) above. Where OEM has
                             ---------------     ---
distributed a Roman Version and wishes to upgrade such Roman Version to the corresponding Japanese Version, OEM may do so, provided that the Coded Font Programs for Japanese Typefaces are bundled as an upgrade in accordance with Paragraphs l(b) and (c) above. Except for such initial upgrade for a Roman
- --------------      ---
Version, OEM may not distribute additional Coded Font Programs for Japanese Typefaces in an unbundled form for the purpose of upgrading an existing Licensed System from one font configuration to another. If OEM desires to offer to customers additional Coded Font Programs for Japanese Typefaces, it may license the additional aftermarket fonts in retail product version directly from Adobe or Morisawa to provide to OEM's End Users.

     (e)   Font Upgrades for Roman Versions.  OEM may upgrade an existing Roman
           --------------------------------
Version of a Licensed System by adding one or more of the Optional Packages specified in Attachment 1 hereto.
             ------------

     (f)   Distribution of CPSI Application with Font Upgrade.  OEM will not
           --------------------------------------------------
distribute the CPSI Application Object with a font upgrade, as described in Paragraph (d) or (e) above, unless expressly permitted in the applicable CPSI
- -------------    ---
Application Appendix, and under applicable terms set forth therein.

2.   Licensed Use Royalty Payments for Coded Font Programs.
     -----------------------------------------------------

     (a)   Roman Versions.  For each Licensed Use of the Roman Initial
           --------------
Installation Coded Font Programs, Roman Additional Coded Font Programs and Other Coded Font Programs distributed bundled with or as an upgrade to a Licensed System or used internally by OEM or its Subsidiaries (beyond the number of Licensed Uses provided royalty-free for Internal Use under applicable CPSI Application Appendices), OEM shall pay a per Typeface or Optional Package royalty, as applicable, as set forth in Schedule 1 ("Licensed Use Royalties for
                                        ----------
Roman Coded Font Programs") hereto.

     (b)   Japanese Versions.  For each Licensed Use of the Coded Font Programs
           -----------------
for Japanese Typefaces distributed bundled with or as an upgrade to a Licensed System or used internally by OEM or its Subsidiaries, OEM shall pay a per Typeface royalty as set forth in Schedule 2 ("Licensed Use Royalties for Coded
                                 ----------
Font Programs for Japanese Typefaces") hereto.

                                  Schedule 1
                                  ----------

             Licensed Use Royalties for Roman Coded Font Programs


1.   Licensed Use Royalties for Roman Initial Installation Coded Font Programs.
     -------------------------------------------------------------------------
The seventeen (17) Roman Initial Installation Coded Font Programs specified in Paragraph 1 of Attachment 1 and bundled with a Licensed System shall be royalty-
- -----------    ------------
free.

2.   Licensed Use Royalties for Optional Packages.  OEM shall pay a per Licensed
     --------------------------------------------
Use royalty for each Optional Package which is distributed bundled with or as an upgrade to a Licensed System or used internally by OEM or its Subsidiaries (beyond the number of Licensed Uses provided royalty-free for Internal Use under applicable CPSI Application Appendices) based on the following royalty schedule, using the published U.S. List Price for the Minimum Configuration of the Licensed System. To calculate royalties due for Optional Package 4C, add the applicable royalty due for the relevant line item in column 4C to the applicable royalty due for the relevant line item in one or more of the other columns. For example: If the published U.S. List Price of the Licensed System is greater than [*] and OEM distributes Optional Package 65 with Optional Package 4C, then the total royalty due to Adobe for the Other Coded Font Programs is equal to
      [*]   .  The Coded Font Programs included in the Optional Packages are listed in Attachment 1 hereto.
          ------------

                                     [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  Attachment 1
                                  ------------

                               Optional Packages

1.   Roman Initial Installation Coded Font Programs:
     -----------------------------------------------

     Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the following Roman Initial Installation Coded Font Programs:

      IDENTIFYING TRADEMARK    TYPEFACE                TRADEMARK OWNER
      ---------------------    --------                ---------------
      Helvetica                                        Linotype-Hell AG and/or its subsidiaries
      Helvetica                Bold                    Linotype-Hell AG and/or its subsidiaries
      Helvetica                Oblique                 Linotype-Hell AG and/or its subsidiaries
      Helvetica                Bold Oblique            Linotype-Hell AG and/or its subsidiaries
      Times                    Roman                   Linotype-Hell AG and/or its subsidiaries
      Times                    Bold                    Linotype-Hell AG and/or its subsidiaries
      Times                    Italic                  Linotype-Hell AG and/or its subsidiaries
      Times                    Bold Italic             Linotype-Hell AG and/or its subsidiaries
      Symbol                                           (Public Domain)
      Courier                                          (Public Domain)
      Courier                  Bold                    (Public Domain)
      Courier                  Oblique                 (Public Domain)
      Courier                  Bold Oblique            (Public Domain)
      Helvetica Narrow                                 Linotype-Hell AG and/or its subsidiaries
      Helvetica Narrow         Bold                    Linotype-Hell AG and/or its subsidiaries
      Helvetica Narrow         Oblique                 Linotype-Hell AG and/or its subsidiaries
      Helvetica Narrow         Bold Oblique            Linotype-Hell AG and/or its subsidiaries

2.   Roman Additional Coded Font Programs:
     ------------------------------------

     Upon written notification by OEM, Adobe win provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the Roman Additional Coded Font Programs listed in the Optional Packages as described below. After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts in such point sizes as Adobe has available for the Roman Additional Coded Font Programs listed below. These Bitmap Fonts can only be used in conjunction with a Licensed System.

     (a)   Optional Package 35N.  "Optional Package 35N" shall consist of the
           --------------------
     Roman Initial Installation Coded Font Programs listed in Paragraph 1 above
                                                              -----------
     plus the Roman Additional Coded Font Programs listed in this Paragraph 2.
                                                                  -----------

      IDENTIFYING TRADEMARK           TYPEFACE                  TRADEMARK OWNER
    -------------------------  ----------------------  ------------------------------------------
      ITC Avant Garde Gothic   Book                    International Typeface Corporation
      ITC Avant Garde Gothic   Book Oblique            International Typeface Corporation

      ITC Avant Garde Gothic   Demi                    International Typeface Corporation
      ITC Avant Garde Gothic   Demi Oblique            International Typeface Corporation
      ITC Bookman              Light                   International Typeface Corporation
      ITC Bookman              Light                   ItalicInternational Typeface Corporation
      ITC Bookman              Light                   International Typeface Corporation
      ITC Bookman              Light                   Italicinternational Typeface Corporation
      New Century Schoolbook   Roman                   Public Domain
      New Century Schoolbook   Bold                    Public Domain
      New Century Schoolbook   Italic                  Public Domain
      New Century Schoolbook   Bold                    ItalicPublic Domain
      ITC Zapf Chancery        Medium                  ItalicInternational Typeface Corporation
      ITC Zapf Dingbats                                International Typeface Corporation
      Palatino                 Roman                   Linotype-Hell AG and/or its subsidiaries
      Palatino                 Bold                    Linotype-Hell AG and/or its subsidiaries
      Palatino                 Italic                  Linotype-Hell AG and/or its subsidiaries
      Palatino                 Bold Italic             Linotype-Hell AG and/or its subsidiaries

     (b)  Optional Package 65.  "Optional Package 65" shall consist of Optional
          -------------------    -------------------
     Package 35N listed in Paragraph 2(a) above plus the thirty (30) Other Roman
                           --------------
     Additional Coded Font Programs listed in this Paragraph 2(b).
                                                   --------------

      Adobe Caslon             Regular                 Adobe Systems Incorporated
      Adobe Caslon             Italic                  Adobe Systems Incorporated
      Adobe Caslon             Semibold                Adobe Systems Incorporated
      Adobe Caslon             Semibold Italic         Adobe Systems Incorporated
      Adobe Garamond           Regular                 Adobe Systems Incorporated
      Adobe Garamond           Italic                  Adobe Systems Incorporated
      Adobe Garamond           Bold                    Adobe Systems Incorporated
      Adobe Garamond           Bold Italic             Adobe Systems Incorporated
      Barmeno                  Regular                 H. Berthold AG
      Barmeno                  Medium                  H. Berthold AG
      Barmeno                  Bold                    H. Berthold AG
      Barmeno                  Extra Bold              H. Berthold AG
      Lithos                   Regular                 Adobe Systems Incorporated
      Lithos                   Black                   Adobe Systems Incorporated
      Trajan                   Bold                    Adobe Systems Incorporated
      Adobe Wood Type 2        Ornaments               Adobe Systems Incorporated
      Blackoak                 Bold                    Adobe Systems Incorporated
      Carta                    Map Symbols             Adobe Systems Incorporated
      Tekton                   Regular                 Adobe Systems Incorporated
      Tekton                   Bold                    Adobe Systems Incorporated
      Park Avenue              Regular                 Kingsley/ATF Type Corporation
      Poetica                  Ornaments               RegularAdobe Systems Incorporated
      Kaufmann                 Regular                 Kingsley/ATF Type Corporation
      Americana                Regular                 Kingsley/ATF Type Corporation
      Americana                Extra Bold              Kingsley/ATF Type Corporation
      Parisian                 Regular                 Kingsley/ATF Type Corporation
      Formata                  Regular                 H. Berthold AG
      Formata                  Medium                  H. Berthold AG
      Formata                  Italic                  H. Berthold AG
      Formata                  Medium Italic           H. Berthold AG

     (c)   Optional Package 100. "Optional Package 100" shall consist of
           --------------------
     Optional Package 65 listed in Paragraph 2(b) above plus the thirty-five
     (35) Other Roman Additional Coded Font Programs listed in this Paragraph
                                                                    ---------
     2(c).
     ----

      ITC Lubalin Graph        Book                    International Typeface Corporation
      ITC Lubalin Graph        BookOblique             International Typeface Corporation
      ITC Lubalin Graph        BookDemi                International Typeface Corporation
      ITC Lubalin Graph        BookDemi Oblique        International Typeface Corporation
      ITC Korinna              Regular                 International Typeface Corporation
      ITC Korinna              Kursiv Regular          International Typeface Corporation
      ITC Korinna              Bold                    International Typeface Corporation
      ITC Korinna              Kursiv Bold             International Typeface Corporation
      ITC Kabel                Book                    International Typeface Corporation
      ITC Kabel                Medium                  International Typeface Corporation
      ITC Kabel                Demi                    International Typeface Corporation
      ITC Kabel                Bold                    International Typeface Corporation
      ITC Kabel                Ultra                   International Typeface Corporation
      ITC Berkeley Oldstyle(R) Book                    International Typeface Corporation
      ITC Berkeley Oldstyle    Book Italic             International Typeface Corporation
      ITC Berkeley Oldstyle    Medium                  International Typeface Corporation
      ITC Berkeley Oldstyle    Italic                  International Typeface Corporation
      ITC Berkeley Oldstyle    Bold                    International Typeface Corporation
      ITC Berkeley Oldstyle    Bold Italic             International Typeface Corporation
      ITC Berkeley Oldstyle    Black                   International Typeface Corporation
      ITC Berkeley Oldstyle    Black Italic            International Typeface Corporation
      ITC Machine(R)           Medium                  International Typeface Corporation
      ITC Machine              Bold                    International Typeface Corporation
      ITC Flora(R)             Medium                  International Typeface Corporation
      ITC Flora                Bold                    International Typeface Corporation
      Copperplate Gothic       31AB                    Public Domain
      Copperplate Gothic       31BC                    Public Domain
      Brush Script                                     Public Domain
      Hobo                                             Public Domain
      Stencil                                          Public Domain
      Baker Signet                                     Visual Graphics Corporation
      Nuptial Script                                   Linotype-Hell AG and/or its subsidiaries
      Mythos(TM)                                       Adobe Systems Incorporated
      Birch(TM)                                        Adobe Systems Incorporated
      Umbra                                            Ludlow

     (d)   Optional Package 300. "Optional Package 300" shall consist of
           --------------------
     Optional Roman 100 listed in Paragraph 2(c) above plus the two hundred
     (200) Other Roman Additional Coded Font Programs listed in this Paragraph 2(d).

      Goudy                    Old Style               Public Domain
      Goudy                    Bold                    Public Domain
      Goudy                    Old Style Italic        Public Domain
      Goudy                    Bold Italic             Public Domain
      Goudy                    ExtraBold               Public Domain
      Goudy Heavyface                                  Public Domain

      Goudy Heavyface          Italic                  Public Domain
      Sonata                                           Adobe Systems Incorporated
      Letter Gothic                                    Public Domain
      Letter Gothic            Bold                    Public Domain
      Letter Gothic            Slanted                 Public Domain
      Letter Gothic            Bold Slanted            Public Domain
      Cooper Black                                     Public Domain
      Cooper Black             Italic                  Public Domain
      ITC Stone Serif                                  International Typeface Corporation
      ITC Stone Serif          Semibold                International Typeface Corporation
      ITC Stone Serif          Italic                  International Typeface Corporation
      ITC Stone Serif          Semibold                Italic International Typeface Corporation
      ITC Stone Serif          Bold                    International Typeface Corporation
      ITC Stone Serif          Bold Italic             International Typeface Corporation
      ITC Stone Sans           Bold                    International Typeface Corporation
      ITC Stone Sans           Bold Italic             International Typeface Corporation
      ITC Stone Sans                                   International Typeface Corporation
      ITC Stone Sans           Semibold                International Typeface Corporation
      ITC Stone Sans           Italic                  International Typeface Corporation
      ITC Stone Sans           Semibold                ItalicInternational Typeface Corporation
      Kaufmann                 Bold                    Kingsley/ATF Type Corporation
      Americana                Bold                    Kingsley/ATF Type Corporation
      Americana                Italic                  Kingsley/ATF Type Corporation
      Century Expanded                                 Linotype-Hell AG and/or its subsidiaries
      Century Expanded         Italic                  Linotype-Hell AG and/or its subsidiaries
      Caslon Open Face                                 Linotype-Hell AG and/or its subsidiaries
      Gothic 13                                        Linotype-Hell AG and/or its subsidiaries
      Tempo Heavy Condensed                            Ludlow
      Tempo Heavy Condensed    Italic                  Ludlow
      Adobe Garamond           Semibold                Adobe Systems Incorporated
      Adobe Garamond           Semibold Italic         Adobe Systems Incorporated
      Adobe Garamond           Regular, SC             Adobe Systems Incorporated
      Adobe Garamond           Semibold, SC            Adobe Systems Incorporated
      Franklin Gothic          Roman                   Linotype-Hell AG and/or its subsidiaries
      Franklin Gothic          Condensed               Linotype-Hell AG and/or its subsidiaries
      Franklin Gothic          Extra Condensed         Linotype-Hell AG and/or its subsidiaries
      Utopia                   Regular                 Adobe Systems Incorporated
      Utopia                   Semibold                Adobe Systems Incorporated
      Utopia                   Italic                  Adobe Systems Incorporated
      Utopia                   Semibold Italic         Adobe Systems Incorporated
      Utopia                   Bold                    Adobe Systems Incorporated
      Utopia                   Bold Italic             Adobe Systems Incorporated
      Utopia                   Black                   Adobe Systems Incorporated
      Utopia                   Regular, SC             Adobe Systems Incorporated
      Utopia                   Semibold, SC            Adobe Systems Incorporated
      Copperplate Gothic       29AB                    Public Domain
      Copperplate Gothic       29BC                    Public Domain
      Copperplate Gothic       30AB                    Public Domain
      Copperplate Gothic       30BC                    Public Domain
      Copperplate Gothic       32AB                    Public Domain
      Copperplate Gothic       32BC                    Public Domain
      Copperplate Gothic       33BC                    Public Domain

      Charlemagne              Regular                 Adobe Systems Incorporated
      Charlemagne              Bold                    Adobe Systems Incorporated
      Mesquite                                         Adobe Systems Incorporated
      Woodtype Ornaments 1                             Adobe Systems Incorporated
      Tekton                   Oblique                 Adobe Systems Incorporated
      Tekton                   Bold Oblique            Adobe Systems Incorporated
      Minion                   Regular                 Adobe Systems Incorporated
      Minion                   Semibold                Adobe Systems Incorporated
      Minion                   Italic                  Adobe Systems Incorporated
      Minion                   Semibold Italic         Adobe Systems Incorporated
      Minion                   Bold                    Adobe Systems Incorporated
      Minion                   Bold Italic             Adobe Systems Incorporated
      Minion                   Regular, SC             Adobe Systems Incorporated
      Minion                   Semibold, SC            Adobe Systems Incorporated
      Minion                   Italic SC               Adobe Systems Incorporated
      Minion                   Semibold Italic, SC     Adobe Systems Incorporated
      Rockwell                                         Monotype Corporation
      Rockwell                 Bold                    Monotype Corporation
      Rockwell                 Italic                  Monotype Corporation
      Rockwell                 Bold Italic             Monotype Corporation
      Rockwell                 Light                   Monotype Corporation
      Rockwell                 Light Italic            Monotype Corporation
      Willow                                           Adobe Systems Incorporated
      Madrone                                          Adobe Systems Incorporated
      Adobe Caslon             Bold                    Adobe Systems Incorporated
      Adobe Caslon             Bold Italic             Adobe Systems Incorporated
      Adobe Caslon             Regular, SC             Adobe Systems Incorporated
      Adobe Caslon             Semibold, SC            Adobe Systems Incorporated
      Poppl-Pontifex           Regular                 H. Berthold AG
      Poppl-Pontifex           Medium                  H. Berthold AG
      Poppi-Pontifex           Italic                  H. Berthold AG
      Poppi-Pontifex           Bold                    H. Berthold AG
      Poppl-Pontifex           Medium Condensed        H. Berthold AG
      Bell Gothic              Light                   Public Domain
      Bell Gothic              Bold                    Public Domain
      Bell Gothic              Black                   Public Domain
      MinionCyrillic           Regular                 Adobe Systems Incorporated
      MinionCyrillic           Semibold                Adobe Systems Incorporated
      MinionCyrillic           Italic                  Adobe Systems Incorporated
      MinionCyrillic           Semibold Italic         Adobe Systems Incorporated
      MinionCyrillic           Bold                    Adobe Systems Incorporated
      MinionCyrillic           Bold Italic             Adobe Systems Incorporated
      ITC Stone Informal                               International Typeface Corporation
      ITC Stone Informal       Semibold                International Typeface Corporation
      ITC Stone Informal       Italic                  International Typeface Corporation
      ITC Stone Informal       Semibold Italic         International Typeface Corporation
      ITC Stone Informal       Bold                    International Typeface Corporation
      ITC Stone Informal      Bold Italic              International Typeface Corporation
      Trajan                   Regular                 Adobe Systems Incorporated
      Lithos                   Extra Light             Adobe Systems Incorporated
      Lithos                   Light                   Adobe Systems Incorporated
      Lithos                   Bold                    Adobe Systems Incorporated

      Gill Sans                                        Monotype Corporation
      Gill Sans                Bold                    Monotype Corporation
      Gill Sans                Italic                  Monotype Corporation
      Gill Sans                Bold Italic             Monotype Corporation
      Gill Sans                Light                   Monotype Corporation
      Gill Sans                Light Italic            Monotype Corporation
      Gill Sans                Condensed               Monotype Corporation
      Gill Sans                Bold Condensed          Monotype Corporation
      Gill Sans                Ultra Bold Condensed    Monotype Corporation
      Gill Sans                Extra Bold              Monotype Corporation
      Gill Sans                Ultra Bold              Monotype Corporation
      Bembo                                            Monotype Corporation
      Bembo                    Bold                    Monotype Corporation
      Bembo                    Italic                  Monotype Corporation
      Bembo                    Bold Italic             Monotype Corporation
      Bembo                    Semibold                Monotype Corporation
      Bembo                    Semibold Italic         Monotype Corporation
      Bembo                    Extra Bold              Monotype Corporation
      Bembo                    Extra Bold Italic       Monotype Corporation
      Rockwell                 Condensed               Monotype Corporation
      Rockwell                 Bold Condensed          Monotype Corporation
      Rockwell                 Extra Bold              Monotype Corporation
      Plantin                                          Monotype Corporation
      Plantin                  Bold                    Monotype Corporation
      Plantin                  Italic                  Monotype Corporation
      Plantin                  Bold Italic             Monotype Corporation
      Perpetua                                         Monotype Corporation
      Perpetua                 Bold                    Monotype Corporation
      Perpetua                 Italic                  Monotype Corporation
      Perpetua                 Bold Italic             Monotype Corporation
      Nofret                   Light                   H. Berthold AG
      Nofret                   Light Italic            H. Berthold AG
      Nofret                   Regular                 H. Berthold AG
      Nofret                   Medium                  H. Berthold AG
      Nofret                   Italic                  H. Berthold AG
      Nofret                   Medium Italic           H. Berthold AG
      Nofret                   Bold                    H. Berthold AG
      Nofret                   Bold Italic             H. Berthold AG
      Plantin                  Light                   Monotype Corporation
      Plantin                  Light Italic            Monotype Corporation
      Plantin                  Semibold                Monotype Corporation
      Plantin                  Semibold Italic         Monotype Corporation
      Plantin                  Bold Condensed          Monotype Corporation
      Centaur                  Regular                 Monotype Corporation
      Centaur                  Bold                    Monotype Corporation
      Centaur                  Italic                  Monotype Corporation
      Centaur                  Bold Italic             Monotype Corporation
      Joanna                   Regular                 Monotype Corporation
      Joanna                   Bold                    Monotype Corporation
      Joanna                   Italic                  Monotype Corporation
      Joanna                   Bold Italic             Monotype Corporation
      Joanna                   Semibold                Monotype Corporation

      Joanna                   Semibold Italic         Monotype Corporation
      Joanna                   Extra Bold              Monotype Corporation
      ITC StoneSans            Phonetic IPA            International Typeface Corporation
      ITC StoneSans            Phonetic Alternate      International Typeface Corporation
      ITC StoneSerif           Phonetic IPA            International Typeface Corporation
      ITC StoneSerif           Phonetic Alternate      International Typeface Corporation
      Poetica                  Chancery I              Adobe Systems Incorporated
      Poetica                  Chancery II             Adobe Systems Incorporated
      Poetica                  Chancery III            Adobe Systems Incorporated
      Poetica                  Chancery IV             Adobe Systems Incorporated
      Poetica                  Roman Small Caps        Adobe Systems Incorporated
      Delta Jaeger             Light                   H. Berthold AG
      Delta Jaeger             Light Italic            H. Berthold AG
      Delta Jaeger             Book                    H. Berthold AG
      Delta Jaeger             Medium                  H. Berthold AG
      Delta Jaeger             Italic                  H. Berthold AG
      Delta Jaeger             Medium Italic           H. Berthold AG
      Delta Jaeger             Bold                    H. Berthold AG
      Delta Jaeger             Bold Italic             H. Berthold AG
      Delta Jaeger             Outline                 H. Berthold AG
      Formata                  Condensed               H. Berthold AG
      Formata                  Medium Condensed        H. Berthold AG
      Formata                  Condensed ltalic        H. Berthold AG
      Formata                  Med Condensed Italic    H. Berthold AG

      ITC Legacy Sans          Book                    InternationalTypeface Corporation
      ITC Legacy Sans          Book Italic             International Typeface Corporation
      ITC Legacy Sans          Medium                  International Typeface Corporation
      ITC Legacy Sans          Medium Italic           International Typeface Corporation
      ITC Legacy Sans          Bold                    International Typeface Corporation
      ITC Legacy Sans          Bold Italic             International Typeface Corporation
      ITC Legacy Sans          Ultra                   International Typeface Corporation
      ITC Legacy Serif         Book                    International Typeface Corporation
      ITC Legacy Serif         Book Italic             International Typeface Corporation
      ITC Legacy Serif         Medium                  International Typeface Corporation
      ITC Legacy Serif         Medium Italic           International Typeface Corporation
      ITC Legacy Serif         Bold                    International Typeface Corporation
      ITC Legacy Serif         Bold Italic             International Typeface Corporation
      ITC Legacy Serif         Ultra                   International Typeface Corporation

     (e)   Optional Package 4C.  "Optional Package 4C" shall consist of the four
           -------------------
     (4) Roman Additional Coded Font Programs fisted in this Paragraph 2(e).
                                                             --------------
     Optional Package 4C may be distributed with Optional Package 35N, Optional Package 65, Optional Package 100, or Optional Package 300, for use with a Licensed System.

      Helvetica Condensed                              Linotype-Hell AG and/or its subsidiaries
      Helvetica Condensed      Bold                    Linotype-Hell AG and/or its subsidiaries
      Helvetica Condensed      Oblique                 Linotype-Hell AG and/or its subsidiaries
      Helvetica Condensed      Bold Oblique            Linotype-Hell AG and/or its subsidiaries

                                  Schedule 2

     Licensed Use Royalties for Coded Font Programs for Japanese Typefaces

1.   Coded Font Programs for Japanese Typefaces:
     ------------------------------------------

Upon written notification by OEM, Adobe will provide the Adobe Standard Japanese Character set, which includes JIS, Shift JIS, and EUC encodings of the JIS X 0208 1983 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's Kanji Glyph Collection and Glyph Sets Technical Note #5031,
                   ----------------------------------------------------------
dated November 12, 1990, for the following Coded Font Programs for Japanese Typefaces. Generic characters listed therein are not typeface specific. OEM shall distribute the Coded Font Programs for Japanese Typefaces bundled with or as an upgrade to a Licensed System, only in the following configurations:

     (a)   The first two (2), as listed below     [*]

     (b)   The first five (5), as listed below    [*]

     (c)   The first seven (7), as listed below,

     (d)   All, as listed below:

     Identifying Trademark               Trademark Owner
     ---------------------               ---------------
     Ryumin Light KL                     Morisawa & Co., Ltd.
     Gothic Medium BBB                   Morisawa & Co., Ltd.
     Futo Min A101                       Morisawa & Co., Ltd.
     Futo Go B101                        Morisawa & Co., Ltd.
     Jun 101                             Morisawa & Co., Ltd.
     Midashi Min MA31                    Morisawa & Co., Ltd.
     Midashi Go MB31                     Morisawa & Co., Ltd.
     ShinseiKaisho CBSK1                 Morisawa & Co., Ltd.
     Ryumin Medium M-KL                  Morisawa & Co., Ltd.
     Ryumin Ultra U-KL                   Morisawa & Co., Ltd.
     Shin Gothic L (Light)               Morisawa & Co., Ltd.
     Shin Gothic M (Medium)              Morisawa & Co., Ltd.
     Shin Gothic B (Bold)                Morisawa & Co., Ltd.
     Shin Gothic U (Ultra)               Morisawa & Co., Ltd.

After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for Futo Min A101, Futo Go B101, Jun 101, Midashi Min, MA31, Midashi Go MB31, ShinseiKaisho CBSK1, Ryumin Medium M-KL, Ryumin Bold B-KL, Ryumin Ultra U-KL, Shin Gothic L, Shin Gothic M, Shin Gothic B and Shin

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Gothic U. OEM may distribute these Bitmap Fonts without additional charge provided that they are used only in conjunction with a Licensed System. Bitmap Fonts for Ryumin Light KL and Gothic Medium BBB will not be provided, since they are available to the End User bundled with Apple's KanjiTalk(TM) system software.

2.   Licensed Use Royalties.  For the Coded Font Programs for Japanese Typefaces
     ----------------------
described in Paragraph 1 above which are distributed or used internally by OEM
             -----------
or its Subsidiaries and bundled as part of a Licensed System or as an upgrade to an existing Licensed System, as permitted hereunder, OEM shall pay Adobe a per Typeface royalty for each Licensed Use of the Coded Font Programs for Japanese Typefaces as described below.

     (a)   Licensed Systems with Color Designated Output Devices [*]:
           ---------------------------------------------------------

For Licensed Systems with a color Designated Output device capable of [*], the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the following procedure and with the tables below:

     Step 1: Determine the number of each of the Japanese Font Bundles shipped during the quarter.

     Step 2: Multiply each number of Japanese Font Bundles shipped during the quarter (as determined in Step 1 above) by the applicable Base Royalty per Font Bundle as shown in Table 1 below and aggregate the result. This is the quarterly base aggregate Licensed Use royalties for Coded Font Programs for Japanese Typefaces.


                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]

(B)  Licensed Systems With a Black and White Designated Output Device [*].
     --------------------------------------------------------------------
For Licensed Systems with a black and white Designated output Device [*] the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces can be calculated using the following procedure and with the table below:

     Step 1: Determine the number of Japanese typefaces shipped during the quarter.

     Step 2: Multiply the number of Japanese Typefaces shipped during the quarter (as determined in step 1 above) by the applicable Royalty per Typeface as shown in the Royalty Table below and aggregate the result. This is the quarterly aggregate Licensed Use royalties for Coded Font Programs for Japanese Typefaces due for the quarter.

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     (c)  Licensed Systems With a Black and White or Color Designated Output
          ------------------------------------------------------------------
Device greater than 600 dpi.  For Licensed Systems with a black and white or
       ------------
color Designated Output Device capable of [*], the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the following procedure and with the tables below:

     Step 1: Determine the number of each of the Japanese Font Bundles shipped during the quarter.

     Step 2: Multiply each number of Japanese Font Bundles shipped during the quarter (as determined in Step 1 above) by the applicable Royalty per Font Bundle as shown in the Royalty Table below and aggregate the result. This is the quarterly aggregate Licensed Use royalties for Coded Font Programs for Japanese Typefaces due for the quarter.


                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                 APPENDIX NO. 1

                       EFFECTIVE AS OF SEPTEMBER 18, 1992
                                       ------------

                                      TO
                     CONFIGURABLE POSTSCRIPT(R) INTERPRETER
                             OEM LICENSE AGREEMENT
                                    BETWEEN
               ADOBE SYSTEMS INCORPORATED AND SUPERMAC TECHNOLOGY

        Name of CPSI Application:  Macintosh Level 2 Adobe Software RIP


     This Appendix sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the Configurable PostScript Interpreter OEM License Agreement ("Agreement") between SuperMAC Technology ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of September 18, 1992. Such different or additional
                          ------------
terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A.  Description of CPSI Application:

    ProofPositive Color Printer Software RIP running on an Apple Macintosh computer.

B.  Description of Computer System:

                                      [*]

     OEM may use the CPSI Application to generate output from devices other than those listed in this paragraph only within OEM's internal development group and only for testing purposes within that group. New devices must be added to this Appendix by an addendum before OEM may install such devices for use with the CPSI Application outside the development group. If [*]. OEM shall authorize use of the CPSI application to generate output only on devices that have been approved by Adobe in accordance with the provisions as described in this Paragraph.

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

C.  Licensed Systems:

                                      [*]

D. Development Environment - The Adobe Development Environment is the specific computer environment in which Adobe has developed the Adobe Software and tested the Licensed System and which is defined below:

     (1)  Hardware platform:

                                      [*]

     (2)  Software platform:

     Macintosh OS version 7.0, MPW version 3.2.

     OEM may upgrade the Development Environment to the latest version of both the Hardware platform and the Software platform supplied by Apple or a supplier that provides a compatible computer system faster completion of Milestone #(8) in Paragraph F of this Appendix, provided that the upgrade
                       -----------
     Development Environmental described in this Paragraph D.  In the event
                                                 -----------
     that in compatibilities are introduced by hardware or software vendor(s), OEM may notify Adobe of such incompatibilities. Adobe will assess these incompatibilities and, if necessary, OEM will upgrade the Loaned Equipment to the upgraded Development Environment. Adobe will communicate the results of the assessment to the OEM. If agreed to by Adobe, upgrades, made at the OEM's request, for incompatibilities introduced outside of the Development Environment described in Paragraph D(1) and D(2), will be provided under
                              -----------------------
     the terms of a Continuing Support Agreement or at Adobe's current consulting rates and under applicable terms.

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

E.  Adobe Deliverables:

     (1) Adobe Software:  As described in Exhibit A ("Description of Adobe
         --------------                   ---------
Software") to the Agreement or as further described herein. Adobe Software will be delivered on 3.5 inch Macintosh diskettes.

     (2) Demonstration Program(s):  The Demonstration Program(s) will be in "C"
         ------------------------
language source form and will provide OEM with an example of how to use the Adobe Software described in Exhibit A ("Description of Adobe Software") to
                            ---------
interpret PostScript language programs and produce faster output. The Demonstration Program(s) will be delivered with the Adobe Software.

     (3) Other Adobe-Supplied Software:

     TBD

     (4) Documentation:  The documentation as described below will be delivered
         -------------
both in hardcopy (1 copy) and in PostScript page description language format on the software distribution medium (1 file per document).

     a.  Supplement to the PostScript Language Reference Manual
     b.  PostScript Language Addendum Template
     c.  CPSI Demonstration Product Guide
     d.  CPSI Product Developer's Guide
     e.  CPSI Read Me First!

     All of the above specified Documentation is to be used internally solely for the purposes of developing a Licensed System and is to be treated as Confidential Information of Adobe and subject to Paragraph 2.1.6
                                                 ---------------
("Nondisclosure") of the Agreement. The PostScript Language Addendum Template supplied by Adobe hereunder is to be used by OEM solely as a guide for customizing and creating the PostScript Language Addendum for this Licensed System. The only Documentation which OEM is permitted to distribute to its End User customers, is the PostScript Language Addendum with the content written by OEM and approved by Adobe.

     (5) Coded Font Programs:  OEM shall bundle the Roman Initial Installation
         -------------------
Coded Font Programs identified in Paragraph J below and the Roman Additional
                                  -----------
Coded Font Programs identified in Paragraph K below with each Licensed System
                                  -----------
(hereinafter "Roman Version"). OEM agrees that the [*] Coded Font Programs for Japanese Typefaces identified in Paragraph L of this Appendix shall be bundled
                                 -----------
with every Licensed System distributed for use in Japan (hereinafter "Japanese Version"). OEM is not required to bundle the Coded Font Programs for Japanese Typefaces with Licensed Systems distributed for use outside of Japan. However, if OEM decides to distribute Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

bundle all of the Coded Font Programs for Japanese Typecasts listed in Paragraph L of this Appendix with each such Licensed System.
- -----------

F.  Development Schedule and Testing Expectations:

Milestone Description:                          *Schedule

#(1)  [*]

#(2)  [*]

#(3)  [*]

#(4)  [*]

#(5)  [*]

#(6)  [*]

#(7)  [*]

#(8)  [*]

#(9)  [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]

G.  Loaned Equipment:

     Adobe requires two (2) complete Licensed Systems as described in Paragraph
                                                                      ---------
C of this Appendix.  Additional Licensed Systems may be required to accelerate
- -
quality assurance testing. Only one (1) system is required through the warranty period.

     The Loaned Equipment is being supplied to Adobe for the purpose of testing the CPSI Application Object for use with the Licensed System and for testing and reference purposes when evaluating draft PPD Files and PostScript Language Addendum. Following Adobe testing and acceptance of the CPSI Application Object, and for as long as Adobe is providing testing, warranty or Continuing Support services, at Adobe's request OEM will replace the hardware and software comprising the Loaned Equipment with the most recent version thereof.

     Terms and conditions related to the obligations of the parties concerning OEM-Loaned Equipment are set forth in Paragraph 3.4.1 ("OEM-Loaned Equipment")
                                      ---------------
of the Agreement.

H.  Software License Fee:

                                      [*]

I.  Applicable Royalties:

     (1) Royalties for Worldwide Distribution of Licensed Systems:
         --------------------------------------------------------

     (a) Basis for Payments Hereunder.  All royalties due to Adobe by OEM shall
         ----------------------------
be paid in U.S. dollars regardless of the location of the transaction or the type of currency used to consummate the transaction.

     All List Prices, as described below, shall mean OEM's published List Price, established in good faith, for quantity one (1) of the fully functioning Licensed System described hereunder as distributed to End Users in both Roman and Japanese Versions. Such calculations shall be exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, finance charges, insurance, shipping and handling.

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

          (i)  U.S. List Price.  The U.S. List Price shall mean OEM's published
               ---------------
               list price to End Users in quantity one (1) for a fully functioning Licensed System as described in Paragraph C, for
                                                           -----------
               distribution in the United States. OEM shall pay the per copy royalty based upon the royalty schedule set forth herein in Paragraph I(1)(b)(i) below using the U.S. List Price for a fully
               --------------------
               functioning Licensed System to calculate the per copy royalty. The Licensed System U.S. List Price shall apply for the purpose of royalty calculations hereunder for distribution of all Roman Versions of the Licensed System throughout the world.

          (ii) Japanese List Price.  The Japanese List Price shall mean OEM's
               -------------------
               published list price in Japanese yen for quantity one (1) for a fully functioning Licensed System as described in Paragraph C for
                                                                 -----------
               distribution in Japan. OEM shall pay the per copy royalty based upon the royalty schedule set forth herein in Paragraph
                                                             ---------
               I(1)(b)(ii) below by converting the Japanese List Price in yen to
               -----------
               U.S. Dollars for a fully functioning Licensed System to calculate the per copy royalty. The Japanese List Price shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates quoted in the Wall Street Journal on the first and last days of the relevant quarterly accounting period defined in Paragraph 7.5 ("Payment of Royalties") of the Agreement and then
               -------------
               used to calculate the royalty due hereunder.

          (b)         [*]


          (i)  Roman Versions.  For the Roman Versions of the Licensed System,
               --------------
OEM shall pay Adobe a royalty equal to [*] of the U.S. List Price for each Licensed System which is distributed or used internally by OEM or its Subsidiaries.

          (ii)  Japanese Versions. For the Japanese Versions of the Licensed
                -----------------
System, OEM shall pay Adobe a royalty equal to [*] of the Japanese List Price for each Licensed System which is distributed or used internally by OEM or its Subsidiaries.

(2)  Coded Font Program Royalties.  Both the Roman and Japanese Versions of the
     ----------------------------
Licensed System contain seventeen (17) royalty free Roman Initial
Installation Coded Font Programs as defined in Paragraph J of this Appendix
                                               -----------

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

No. 1   [*].

     (a) Royalties for Roman Additional Coded Font Programs.  OEM shall pay the
         --------------------------------------------------
following royalty per Typeface for each copy of the Roman Additional coded Font Programs specified in Paragraph K of this Appendix No. 1 which are distributed
                      -----------
or used internally by OEM and bundled as part of a Licensed System:

                                      [*]

     (b) Royalties for Coded Font Programs for Japanese Typefaces:  The
         --------------------------------------------------------
royalties for the Coded Font Programs for Japanese Typefaces, described in Paragraph L of this Appendix No. 1 and bundled as part of the Licensed System,
- -----------
shall be [*].

J.  Roman Initial Installation Coded Font Programs:

     Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1, or symbol characters where appropriate, for the following Roman Initial Installation Coded Font Programs:

Identifying Trademark           Typeface                     Trademark Owner
- ----------------------           -------                     ---------------
Helvetica                                        Linotype-Hell AG and/or its subsidiaries
Helvetica                  Bold                  Linotype-Hell AG and/or its subsidiaries
Helvetica                  Oblique               Linotype-Hell AG and/or its subsidiaries
Helvetica                  Bold Oblique          Linotype-Hell AG and/or its subsidiaries
Times                      Roman                 Linotype-Hell AG and/or its subsidiaries
Times                      Bold                  Linotype-Hell AG and/or its subsidiaries
Times                      Italic                Linotype-Hell AG and/or its subsidiaries
Times                      Bold Italic           Linotype-Hell AG and/or its subsidiaries
Symbol                                           Public Domain
Courier                                          Public Domain
Courier                    Bold                  Public Domain
Courier                    Oblique               Public Domain
Courier                    Bold Oblique          Public Domain
Helvetica                  Narrow                Linotype-Hell AG and/or its subsidiaries
Helvetica                  Narrow Bold           Linotype-Hell AG and/or its subsidiaries
Helvetica                  Narrow Oblique        Linotype-Hell AG and/or its subsidiaries
Helvetica                  Narrow Bold Oblique   Linotype-Hell AG and/or its subsidiaries

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

K.  Roman Additional Coded Font Programs:

    Upon written notification by OEM, Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1, or symbol characters where appropriate, for the following Roman Additional Coded Font Programs:

  Identifying Trademark       Typeface                  Trademark Owner
- -------------------------   -------------   ----------------------------------------
Palatino                    Roman           Linotype-Hell AG and/or its subsidiaries
Palatino                    Italic          Linotype-Hell AG and/or its subsidiaries
Palatino                    Bold            Linotype-Hell AG and/or its subsidiaries
Palatino                    Bold Italic     Linotype-Hell AG and/or its subsidiaries
ITC Avant Garde Gothic      Book            International Typeface Corporation
ITC Avant Garde Gothic      Book Oblique    International Typeface Corporation
ITC Avant Garde Gothic      Demi            International Typeface Corporation
ITC Avant Garde Gothic      Demi Oblique    International Typeface Corporation
ITC Bookman                 Light           International Typeface Corporation
ITC Bookman                 Light Italic    International Typeface Corporation
ITC Bookman                 Demi            International Typeface Corporation
ITC Bookman                 Demi Italic     International Typeface Corporation
ITC Zapf Dingbats                           International Typeface Corporation
ITC Zapf Chancery           Medium Italic   International Typeface Corporation
New Century Schoolbook      Roman           Public Domain
New Century Schoolbook      Italic          Public Domain
New Century Schoolbook      Bold            Public Domain
New Century Schoolbook      Bold Italic     Public Domain

L.  Coded Font Programs for Japanese Typefaces:

    Adobe will provide the Adobe Standard Japanese Character set, which includes all of the characters in Adobe's Kanji Glyph Collections and Glyph Sets
                                     --------------------------------------
    Technical Note #5031 dated November 12, 1990, with the exception of generic
    --------------------
    characters listed therein, for the following Coded Font Programs for Japanese Typefaces:


    Identifying Trademark          Trademark Owner
    ---------------------          ---------------
    Ryumin Light KL            Morisawa & Company Ltd.
    Gothic Medium BBB          Morisawa & Company Ltd.

     Such Coded Font Programs for Japanese Types will be distributed on mutually agreeable distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. Special character set encodings are not provided.

M.  Protection Mechanisms:
     (1) Adobe and OEM shall mutually agree on an execution control mechanism which OEM shall utilize as a copy protection device in each Licensed System distributed under this Appendix.

     (2) Adobe and OEM shall mutually agree upon a secure production method for the Japanese font copy-protected keys.

N.  Designated Representatives:

     (3) Technically qualified OEM representative to respond to information requested by Adobe:

          Jim Pendergast
          SuperMAC Technology      Phone # (408) 254-2202
          485 Potrero Ave.         Fax # (408) 735-7250
          Sunnyvale, CA 94086

     (4) Technically qualified Adobe representative to respond to information requested by OEM:

          Ivor Durham
          Adobe Systems Incorporated        Phone # (415) 962-2183
          1585 Charleston Road              Fax # (415) 961-3769
          Mountain View, CA 94039-7900

     (5)  Adobe Contract Representative:

          Ron Richter
          Adobe Systems Incorporated        Phone # (415) 962-6650
          1585 Charlston Road               Fax # (415) 965-7430
          Mountain View, CA 94039-7900

     (6)  OEM Contact Representative:

          Ron Moore
          SuperMAC Technology               Phone # (408) 254-2202
          485 Potrero Ave.                  Fax # (408) 735-7250
          Sunnyvale, CA 94086


     IN WITNESS WHEREOF, each of Adobe and OEM has executed this Appendix No. 1 by its duly authorized officer.

ADOBE SYSTEMS INCORPORATED               SUPERMAC TECHNOLOGY


By:    /s/ Steve MacDonald               By:    /s/ Louis J. Doctor
   --------------------------------        -----------------------------------
Name:  Steve MacDonald                   Name:  Louis J. Doctor
      -----------------------------          ---------------------------------
Title: V.P. Sys. Products Div.           Title: V.P. Business Dev't
      -----------------------------          ---------------------------------
Date:  Sept. 18, 1992                    Date:  Sept. 17, 1992
     ------------------------------         ----------------------------------

                          Schedule 1 to Appendix No. 1

           Specifications for the Configurable Postscript Interpreter

                                      [*]

                                     -10-

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                APPENDIX NO. 3

                EFFECTIVE AS OF       March 21            1994
                                -------------------------

                                    TO THE
                    CONFIGURABLE POSTSCRIPT(TM) INTERPRETER
                             OEM LICENSE AGREEMENT
                                    BETWEEN
                          ADOBE SYSTEMS INCORPORATED
                                      AND
                       SUPERMAC TECHNOLOGY INCORPORATED

         Name of CPSI Application: Power PC Level 2 Adobe Software RIP

     This Appendix sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the Configurable PostScript Interpreter OEM License Agreement ("Agreement") between SuperMac Technology Incorporated ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of September 18, 1992 and as amended by Amendment No. 1 effective July 28, 1993. Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A.   Description of CPSI Application:

     SuperMac Color Printer Software RIP running on an Apple Power Macintosh computer.

B.   Description of Computer System:



                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     (2)   One Designated Output Device from the following set:

           a. ProofPositive full page color printer, 300 dpi, dye-sublimation

           b.     ProofPositive two-page color printer, 300 dpi, dye sublimation

           c.     Fuji Xerox A Color copier, 400 dpi, laser

           d.     Xerox MajestiK color copier, 400 dpi, laser

OEM may use the CPSI Application to generate output from devices other than those listed in this paragraph only within OEM's internal development group and only for testing purposes within that group. New devices must be added to this Appendix by an addendum before OEM may install such devices for use with the CPSI Application outside the development group. If OEM wishes to add any other device, it must [*] OEM shall authorize use of the CPSI Application to generate output only on devices that have been approved by Adobe in accordance with the provisions as described in this Paragraph.

OEM may upgrade the Computer System to the latest version of both the hardware platform and the software platform supplied by a manufacturer or a supplier that provides a compatible computer system after completion of Milestone #(13) in Paragraph F of this Appendix, provided that the upgraded Computer System is
- -----------
object code compatible with the original Computer System described in this Paragraph B. In the event that incompatibilities are introduced by hardware or
- -----------
software vendor(s), OEM may notify Adobe of such incompatibilities. Adobe will assess these incompatibilities and, if necessary, OEM will upgrade the Loaned Equipment to the upgraded Computer System. Adobe will communicate the results of this assessment to the OEM. If agreed to by Adobe, upgrades to the Adobe Software made by Adobe at OEM's request for incompatibilities introduced outside of the Computer System described in Paragraph B, will be provided under the
                                    -----------
terms of a Continuing Support Agreement or at Adobe's current consulting rates and under applicable terms. OEM may not distribute an upgraded Computer System that is not object code compatible with the original Computer System without first submitting such upgrade to testing and acceptance in accordance with Paragraph 3.8 ("Testing") of the Agreement.
- -------------

C.   Licensed System:

                                      [*]

                     [*] Confidential Treatment Requested.

D. The Adobe Development environment is the specific computer environment in which Adobe has developed and tested the Adobe Software and which is defined below:

     a.    Hardware platform:

           Same as described in Paragraph B(1).
                                --------------

     b.    Software platform:

           Same as described in Paragraph B(1).
                                --------------

E.   Adobe Deliverables:

     (1)   Adobe Software:  As described in Exhibit A ("Description of Adobe
           --------------                   ---------
           Software") to the Agreement and in the PostScript Language Reference Manual (Second Edition). See also Exhibit G ("Configurable PostScript
                                             ---------
           Interpreter Functional Specification") of the Agreement. Adobe Software will be on Macintosh diskettes.

     (2)   Demonstration Program(s): The Demonstration Program(s) will be in "C"
           ------------------------
           language source for-in and will provide OEM with an example of how to use the Adobe Software described in Exhibit A ("Description of Adobe
                                               ---------
           Software) of the Agreement to interpret PostScript language programs and produce raster output. See also Exhibit G ("Configurable
                                               ---------
           PostScript Interpreter Functional Specification") of the Agreement. The Demonstration Program(s) will be delivered with the Adobe Software.

     (3)   Other Adobe-Supplied Software:  Aftermarket font conversion and
           -----------------------------
           installation utilities software for the Roman Initial Installation Coded Font Programs listed in Paragraph J, to be bundled with and
                                         -----------
           used solely with a Licensed System.

     (4)   Documentation:  The Documentation as described below will be
           -------------
           delivered in hard copy (1 copy).


           a.      CPSI Read Me First!

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

           b.      CPSI Developer's Guide Companion (includes Functional
                   Specification)

           c.      CPSI Demonstration Software Guide

           d.      Supplement to the PostScript Language Reference Manual

           e.      PostScript Language Addendum Template

           All of the above specified Documentation is to be used internally solely for the purposes of developing a Licensed System and is to be treated as confidential information of Adobe and subject to Paragraph
                                                                       ---------
           2.1.6 ("Nondisclosure") of the Agreement.  The PostScript Language
           -----
           Addendum Template supplied by Adobe hereunder is to be used by OEM solely as a guide for customizing and creating the PostScript Language Addendum for this Licensed System. The only Documentation which OEM is permitted to distribute to its End User customers is the PostScript Language Addendum with the content written by OEM and approved by Adobe.

     (5)   Coded Font Programs:  The Roman Initial Installation Coded Font
           -------------------
           Programs listed in Paragraph J will be delivered on the Adobe
                              -----------
           Software distribution medium. The Coded Font Programs for Japanese Typefaces listed in Paragraph K will be delivered on mutually
                               -----------
           agreeable distribution media per Paragraph K.
                                            -----------

     (6)                                    [*]

F.   Development Schedule and Testing Expectations:

     MILESTONE DESCRIPTION                                        *SCHEDULE:
     #(1)                         [*]


     #(2)                         [*]



[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     MILESTONE DESCRIPTION                                        *SCHEDULE
     ---------------------                                        ---------
     #(3)  [*]

     #(4)  [*]

     #(5)  [*]

     #(6)  [*]

     #(7)  [*]

     #(8)  [*]



[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     MILESTONE DESCRIPTION                                        SCHEDULE
     ---------------------                                        --------
     #(9)

     #(10)
                                    [*]
     #(11)

     #(12)

     #(13)


                                    [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

G.   OEM Loaned Equipment:

     [*]

H.   [*]

I.   Applicable Royalties:

     (1)   Royalties for Worldwide Distribution of Licensed Systems:
           --------------------------------------------------------

           a.      Basis for Payments Hereunder.  All royalties due to Adobe by
                   ----------------------------
                   OEM shall be paid in U.S. Dollars regardless of the location of the transaction or the type of currency used to consummate the transaction .

           b.      Licensed Use Royalty.  The Licensed Use royalty for CPSI
                   --------------------
                   Application and for the Coded font Programs described herein shall apply to all Licensed Systems and Coded Font Programs used internally by OEM or its Subsidiaries and to all Licensed Systems and Coded Font Programs sold, leased or otherwise disposed of by OEM or its Subsidiaries directly or indirectly to End Users. royalties are calculated on a per Licensed Use basis and OEM shall ensure that it accounts for and pays royalties for each Licensed Use of the CPSI Application Object and Coded Font Programs.

           c.      List Prices.  All List Prices, as described below, shall mean
                   -----------
                   OEM's published List Price, established in good faith, for quantity one (1) of the fully functioning Licensed System described hereunder as distributed to End Users in both Roman and Japanese Versions. Such calculations shall be exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, insurance, shipping and handling costs.

                   (i)   U.S. List Price.  The U.S. List Price shall mean OEM's
                         ---------------
                         published List Price in U.S. Dollars to End Users for quantity one (1) of a Licensed System with Minimum Configuration as described in Paragraph C above,
                                                       -----------
                         for distribution in the United States. The U.S. List Price of the Licensed System shall apply for the purpose of royalty calculations hereunder for each Licensed Use of a Roman Version (as described in Paragraph I(2)a below) of the
                         ---------------

                         Licensed

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

System distributed for use throughout the world excluding Japan where the distribution of Licensed Systems is limited to Japanese Versions.

                   (ii)  Japanese List Price.  The Japanese List Price shall
                         -------------------
mean OEM's published List Price in Japanese yen to End Users for quantity one
(1) of a Japanese Version (with two (2) or five (5) Japanese Typefaces as described in Paragraph I(2)b below) of a Licensed System with Minimum
             ---------------
Configuration as described in Paragraph C above, for distribution in Japan. The
                              -----------
Japanese List Price shall apply for the purpose of royalty calculations hereunder for each Licensed Use of a Japanese Version of the Licensed System distributed for use throughout the world. The Japanese List Price shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates quoted in the Wall Street Journal at the end of the first and last days of the relevant quarterly accounting period defined in Paragraph 7.5 ("Payment of
                                                -------------
Royalties") of the Agreement. OEM shall use the converted Japanese List Price to calculate the royalty for CPSI Application hereunder.

(2)  Licensed Use Loyalties for CPSI Application:
     -------------------------------------------

     a.    Roman Versions.  OEM shall bundle the Roman Initial Installation
           --------------
Coded Font Programs identified in Paragraph J with each Licensed System
                                  -----------
distributed hereunder (a "Roman Version"). OEM may also distribute a Roman Version bundled with either an additional twenty-two (22) Roman Additional Coded Font Programs, as identified in Group I of Paragraph K(1) below or with all of
                                           --------------
the Roman Additional Coded Font Programs identified in Group I and the additional Roman Additional Coded Font Programs identified in Group 2 of Paragraph K(1) below. If OEM elects to distribute the Roman Additional Coded
- --------------
Font Programs identified in Group 2, OEM must also bundle the Roman Additional Coded Font Programs identified in Group 1.

For each Roman Version of the Licensed System which is distributed or used internally (beyond the number of Licensed Uses provided royalty-free for Internal Use under Paragraph I(6) below) by OEM or its Subsidiaries hereunder,
                   --------------
OEM shall pay Adobe a per Licensed Use royalty based on the U.S. List Price of a Licensed System with Minimum Configuration using the following method of royalty calculation:

                                      [*]

     b.    Japanese Versions.  OEM agrees that with each Licensed System
           -----------------
distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified in Paragraph I(2)a above for Roman
                                          ---------------
Versions.  Additionally, OEM shall bundle the [*] coded Font Programs for Japanese Typefaces identified in Paragraph K(2)(i), or [*]
                                     -----------------

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Coded Font Programs for Japanese Typefaces identified in Paragraph K(2)(ii),
                                                         ------------------
with every Licensed System distributed for use in Japan.

OEM is not required to bundle the Coded Font Programs for Japanese Typefaces with Licensed Systems distributed for use outside of Japan. However, if OEM decides to distribute Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall bundle the Coded Font Programs for Japanese Typefaces in accordance with the above paragraph.

For each Japanese Version of the Licensed System which is distributed or used internally
                                      [*]

(3)  Software Upgrade Royalties:
     ---------------------------

     "Software Upgrades" means the installation of both the CPSI Application Object and Coded Font Programs in a Licensed System already distributed under license in place of CPSI Application Object and Coded Font Programs previously installed in such Licensed System for the purpose of updating, enhancing or extending a Licensed System. To qualify for Software Upgrade pricing, OEM must either (i) promptly destroy the media containing the prior version of the CPSI Application Object and Coded Font Programs, or (ii) return the media containing the CPSI Application Object and Coded Font Programs to the factory where they were manufactured, and immediately accrue a new royalty when such CPSI Application and Coded Font Programs are shipped as part of a new s obligated to account for any of the replaced CPSI Application Object and Coded Font Programs which are not destroyed.

OEM shall keep accurate records of the number of Software Upgrades which it distributes to its customers and the disposition of the corresponding CPSI Application Object and Coded Font Programs replaced by the Software Upgrades. OEM shall submit reports containing such Software Upgrade information in accordance with its reporting requirements pursuant to Paragraph 7.5 ("Payment
                                                       -------------
of Royalties") of the Agreement. In addition, upon request from Adobe, OEM shall certify to Adobe in writing signed by its authorized representative, that it has fully complied with the requirement contained in this Paragraph I(3).
                                                             --------------

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]

The per copy royalty for each Coded Font Program not previously included in the unit being upgraded shall be determined in accordance with Paragraph I(5) below
                                                           --------------
for each Roman and Japanese Typeface which is part of the Software Upgrade.

(4)  Hardware Upgrades for Distribution Worldwide:
     ---------------------------------------------

                                      [*]

     OEM shall pay a Hardware Upgrade royalty based on the applicable U.S. or Japanese List Price to End Users for the Hardware Upgrade equal to [*] of the applicable End User List Price.

(5)  Licensed Use Royalty for Coded Font Programs:
     ---------------------------------------------

     a.    Licensed Use Royalties for Roman Initial Installation Coded Font
           ----------------------------------------------------------------
Programs.  The seventeen (17) Roman Initial Installation Coded Font Programs
- --------
specified in Paragraph J of this Appendix No. 3 and bundled with a Licensed
             -----------
System [*].


     b.    Licensed Use Royalties for Roman Additional Coded Font Programs.  OEM
           ----------------------------------------------------------------
shall pay the following royalty per Typeface or sets, as applicable, for each Licensed Use of the Roman Additional Coded Font Programs specified in Paragraph
                                                                      ---------
K of this Appendix No. 3 which are distributed or used internally by OEM or its
- -
subsidiaries and bundled as part of a Licensed System:

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]


     c.    Licensed Use Royalties for Coded Font Programs for Japanese
           -----------------------------------------------------------
Typefaces. For the Coded Font Programs for Japanese Typefaces described in
- ---------
Paragraph K(2) which are distributed or used internally by OEM or its
- --------------
Subsidiaries and bundled as part of a Licensed System, OEM shall pay
Adobe a per Typeface royalty for each Licensed Use of the Coded Font programs for Japanese Typefaces as follows:
                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

J.   Roman Initial Installation Coded Font Program:

     Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the following Roman Initial Installation Coded Font Programs:

       IDENTIFYING TRADEMARK           TYPEFACE                          TRADEMARK OWNER
      -----------------------  ------------------------------   ---------------------------------------------
      Helvetica                                                 Linotype-Hell AG and/or its subsidiaries
      Helvetica                Bold                             Linotype-Hell AG and/or its subsidiaries
      Helvetica                Oblique                          Linotype-Hell AG and/or its subsidiaries
      Helvetica                Bold Oblique                     Linotype-Hell AG and/or its subsidiaries
      Times                    Roman                            Linotype-Hell AG and/or its subsidiaries

       IDENTIFYING TRADEMARK           TYPEFACE                          TRADEMARK OWNER
      -----------------------   -----------------------   ---------------------------------------------
      Times                     Bold                      Linotype-Hell AG and/or its subsidiaries
      Times                     Italic                    Linotype-Hell AG and/or its subsidiaries
      Times                     Bold Italic               Linotype-Hell AG and/or its subsidiaries
      Symbol                                              (Public Domain)
      Courier                                             (Public Domain)
      Courier                   Bold                      (Public Domain)
      Courier                   Oblique                   (Public Domain)
      Courier                   Bold Oblique              (Public Domain)
      Helvetica Narrow                                    Linotype-Hell AG and/or its subsidiaries
      Helvetica Narrow          Bold                      Linotype-Hell AG and/or its subsidiaries
      Helvetica Narrow          Oblique                   Linotype-Hell AG and/or its subsidiaries
      Helvetic Narrow           Bold Oblique              Linotype-Hell AG and/or its subsidiaries

K.   Additional Coded Font Programs:

     (1)   Roman Additional Coded Font Programs:

           Upon written notification by OEM, Adobe will provide the graphic. characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the Roman Additional Coded Font Programs listed in Group 1 below. Upon written notification by OEM, Adobe will provide the graphic characters specified in LSO 8859-1:
           1987, Latin alphabet No. 1 and symbol characters, as applicable, for the Roman Additional Coded Font Programs listed in. Group 2 below.

                                      [*]

Group 1:
- --------

      IDENTIFYING TRADEMARK             TYPEFACE                         TRADEMARK OWNER
     ------------------------   -----------------------   ---------------------------------------------
     ITC Avant Garde Gothic     Book                      International Typeface Corporation
     ITC Avant Garde Gothic     Book Oblique              International Typeface Corporation
     ITC Avant Garde Gothic     Demi                      International Typeface Corporation
     ITC Avant Garde Gothic     Demi Oblique              International Typeface Corporation
     ITC Bookman                Light                     International Typeface Corporation
     ITC Bookman                Light Italic              International Typeface Corporation

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     ITC Bookman                Demi                             International Typeface Corporation
     ITC Bookman                Demi Italic                      International Typeface Corporation
     New Century Schoolbook     Roman                            Public Domain
     New Century Schoolbook     Bold                             Public Domain
     New Century Schoolbook     Italic                           Public Domain
     New Century Schoolbook     Bold Italic                      Public Domain
     ITC Zapf Chancery          Medium Italic                    International Typeface Corporation
     ITC Zapf Dingbats                                           International Typeface Corporation
     Palatino                   Roman                            Linotype-Hell AG and/or its subsidiaries
     Palatino                   Bold                             Linotype-Hell AG and/or its subsidiaries
     Palatino                   Italic                           Linotype-Hell AG and/or its subsidiaries
     Palatino                   Bold Italic                      Linotype-Hell AG and/or its subsidiaries
     Helvetica Condensed                                         Linotype-Hell AG and/or its subsidiaries
     Helvetica Condensed        Bold                             Linotype-Hell AG and/or its subsidiaries
     Helvetica Condensed        Oblique                          Linotype-Hell AG and/or its subsidiaries
     Helvetica Condensed        Bold Oblique                     Linotype-Hell AG and/or its subsidiaries

Group 2:
- --------

      IDENTIFYING TRADEMARK              TYPEFACE                                TRADEMARK OWNER
     ------------------------   --------------------------       ----------------------------------------------
     Adobe Caslon(TM)           Regular                          Adobe Systems Incorporated
     Adobe Caslon               Italic                           Adobe Systems Incorporated
     Adobe Caslon               Semibold                         Adobe Systems Incorporated
     Adobe Caslon               Semibold Italic                  Adobe Systems Incorporated
     Adobe Garamond(TM)         Regular                          Adobe Systems Incorporated
     Adobe Garamond             Italic                           Adobe Systems Incorporated
     Adobe Garamond             Bold                             Adobe Systems Incorporated
     Adobe Garamond             Bold Italic                      Adobe Systems Incorporated
     Barmeno(TM)                Regular                          H. Berthold AG
     Barmeno                    Medium                           H. Berthold AG
     Barmeno                    Bold                             H. Berthold AG
     Barmeno                    Extra Bold                       H. Berthold AG
     Lithos(TM)                 Regular                          Adobe Systems Incorporated
     Lithos                     Black                            Adobe Systems Incorporated
     Trajan                     Bold                             Adobe Systems Incorporated
     Adobe Wood Type(TM)2       Ornaments                        Adobe Systems Incorporated
     Blackoak(TM)               Regular                          Adobe Systems Incorporated
     Carta(TM) Map Symbols                                       Adobe Systems Incorporated
     Tekton(TM)                 Regular                          Adobe Systems Incorporated
     Tekton                     Bold                             Adobe Systems Incorporated
     Park Avenue(R)             Regular                          Kingsley/ATF Type Corporation
     Poetica 2 Supplement       Ornaments                        Adobe Systems Incorporated
     Kaufmann(R)                Regular                          Kingsley/ATF Type Corporation
     Americana(R)               Regular                          Kingsley/ATF Type Corporation
     Americana                  Extra Bold                       Kingsley/ATF Type Corporation
     Parisian                   Regular                          Kingsley/ATF Type Corporation
     Formata(R)                 Regular                          H. Berthold AG
     Formata                    Medium                           H. Berthold AG
     Formata                    Italic                           H. Berthold AG
     Formata                    Medium Italic                    H. Berthold AG

After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for the Roman Additional Coded Font Programs listed in Group 1 and in Group 2 without additional charge. These Bitmap Fonts can only be used in conjunction with a Licensed System.

(2)  Coded Font Programs for Japanese Typefaces:

     Upon written notification by OEM, Adobe will provide the Adobe Standard Japanese Character Set, which includes all of the characters, in Adobe's Kanji Glyph Collection and Glyph Sets Technical Note #5031, dated November
     ----------------------------------------------------------
     12, 1990, with the exception of generic characters listed therein, for the following Coded Font Programs for Japanese Typefaces.

                                      [*]

      IDENTIFYING TRADEMARK               TRADEMARK OWNER
     ------------------------   ---------------------------------
     Ryumin Light KL            Morisawa & Co., Ltd.
     Gothic Medium BBB          Morisawa & Co., Ltd.
     Futo Min A101              Morisawa & Co., Ltd.
     Futo Go B101               Morisawa & Co., Ltd.
     June 101                   Morisawa & Co., Ltd.

     Such Coded Font Programs for Japanese Typefaces will be distributed on mutually agreeable distribution media and will be encrypted and copy protected against unauthorized duplication in a manner to be specified by Adobe. [*] Special character set encodings are not provided.

     OEM may not distribute additional Coded Font Programs for Japanese Typefaces in an unbundled form for the purpose of upgrading an existing Licensed System from [*] for Japanese Typefaces. If OEM desires to offer to customers additional Coded Font Programs for Japanese Typefaces, it may license the additional [*] aftermarket fonts in retail product version directly from Adobe or Morisawa to provide to OEM's End Users.

     After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for Futo Min A101, Futo Go B101 and Jun 101 without additional charge. These Bitmap Fonts can only be used in conjunction with a Licensed System. Bitmap Fonts for Ryumin light KL and Gothic Medium BBB will not be provided, since they are available to the End User bundled with Apple's KanjiTalk(TM) system software.

L.   Protection Mechanisms:

     (1) Adobe and OEM shall mutually agree on a License Management Mechanism which OEM shall utilize as a copy protection device in each

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

           Licensed System distributed under this appendix and as a way of ensuring that use of the CPSI Application Object and Coded Font Programs is limited to Licensed Uses.

     (2) OEM shall implement the os_serialnumber ( ) library procedure to guarantee that it returns a unique 32 bit identifier for each Licensed System .

     (3) Adobe and OEM shall mutually agree upon a secure production method for the Japanese font copy-protection keys.

     (4) All Coded Font Programs for Japanese Typefaces bundled with each Licensed System shall be keyed to such Licensed System's unique 32 bit identifier.

M.   Provisions for Raster File Output:

     The SuperMac Power PC Level 2 Adobe Software RIP may be used to generate raster files from PostScript files for use as a print preview or with a photo retouch or paint software package of an End User's choice residing on any workstation connected to the Licensed System.

     The SuperMac Power PC Level 2 Adobe Software RIP may be used to generate raster files in [*]. The raster file format shall be Unedited to the format characteristics of the Designated Output Device or to 150 dpi or less for output to a display. [*]


N.   Adobe Product Certification and Shipment Standards:

     The following Adobe standards shall apply for purposes of this Appendix No. 3:

                                      [*]

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

                                      [*]

O.   Designated Representatives

     (1) Technically qualified OEM Representative to respond to information requested by Adobe:

           Richard Falk                               Phone (408) 541-5207
           SuperMac Technology Incorporated           FAX (408) 541-6150
           215 Moffett Park Drive
           Sunnyvale, CA  94089-1374

     (2) Technically qualified Adobe representative to respond to information requested by OEM:

           Ivor Durham                                Phone (415) 962-2183
           Adobe Systems Incorporated                 FAX (415) 961-4022
           1585 Charleston Road
           Mountain View, CA  94039-7900

     (3)   Adobe Contract Representative:

           Jeffrey Eid                                Phone (415) 962-3962
           Adobe Systems Incorporated                 FAX (415) 965-7430
           1585 Charleston Road
           Mountain View, CA  94039-7900

[*] Confidential Treatment Requested. The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

     (4)   OEM Contract Representative:

           Mark Housley                               Phone (408) 541-5215
           SuperMac Technology Incorporated           FAX (408) 541-6150
           215 Moffett Park Drive
           Sunnyvale, CA  94089-1374

     IN WITNESS WHEREOF, OEM and Adobe have caused this Appendix No. 3 to be executed by their duly authorized officers.

ADOBE:                                     OEM:


ADOBE SYSTEMS INCORPORATED                 SUPERMAC TECHNOLOGY
                                           INCORPORATED

By:  /s/  M. Bruce Nakao                   By:  /s/  Jay Torborg
     ---------------------------------          ---------------------------

Print                                      Print
Name:     M. Bruce Nakao                   Name:     Jay Torborg
      --------------------------------           --------------------------

Title:    Sr. VP & CFO Treasurer &         Title:    VP Engineering
       -------------------------------            -------------------------

         Assistant Secretary
       -----------------------

Date:    3/21/1994                         Date:   3/18/94
      --------------------------------           --------------------------